UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

SCHEDULE 14A INFORMATION

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ITEX Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ITEX CORPORATION
2013 PROXY STATEMENT

Notice of Annual Meeting of Stockholders

SUMMARY CONTENTS

A Message from Our Board of Directors	1

Letter from the Chairman and CEO	2

Executive Compensation	4

Notice of Annual Meeting of Stockholders and Proxy Statement	5

Table of Contents	6

A MESSAGE FROM OUR BOARD OF DIRECTORS

Dear Fellow Stockholder:

As your Board of Directors, we seek to manage ITEX’s business in a manner that is effective and accountable, maintains your trust and confidence, and serves your long-term interests. We wish to highlight a few significant changes over the past year.

Corporate Governance

The composition of our Board has changed. Two new independent directors were appointed since the last annual meeting and a majority of our board members are independent. We appointed Mr. John Wade to the position of Chief Financial Officer. All board committees consist entirely of independent directors.

Our meeting this year provides greater shareholder participation in the governance process through an advisory say-on-pay vote on the compensation of our executive officers, a frequency of say-on-pay vote, as well as a vote on approval of our equity incentive plan and an extension of our stockholder rights plan.

Board Changes

After considering a number of candidates, the Nominating and Governance Committee identified Mr. Tim Morones and Mr. Kevin Callan as new independent directors. They were added to the Board during the year and are being nominated at the meeting. The new directors bring to our Board between 15 to 25 years of executive experience in financial management, operations, corporate development and strategic planning in various companies. Their detailed biographies can be found on page 15.

Dividends

During the year we increased our quarterly cash dividend by 25% to $.05 per share. This is the second increase since we began a dividend in June 2010 at $.025. The current yield exceeds 5%, with a payout ratio of 47% of net income. We continue to evaluate our cash management requirements and objectives while seeking to pay a dividend that is sustainable.

Commitment to Priorities

We look forward to the value creation opportunities in front of us as our management team continues to execute on our business strategy. We remain committed to ITEX’s core objectives, consisting of:

•	increasing the value proposition to our members by making participation in the ITEX Marketplace cost effective, easy and profitable;
•	providing exceptional service to our franchisees;
•	fairly compensating our employees while providing a secure, innovative work environment; and
•	increasing stockholder value by improving operating performance, building assets and developing our long-term potential.

We are proud to serve as your directors, and are committed to acting in the best interests of ITEX and all its stakeholders. We encourage you to read the entire proxy statement and our annual report carefully before voting.

Eric Best	Kevin Callan	Timothy R. Morones	John Wade	Steven White

2013 Proxy Statement - 1

LETTER FROM THE CHAIRMAN AND CEO

Dear ITEX Stockholder:

You are cordially invited to attend our annual meeting of stockholders which will be held at our corporate offices located at 3326 160th Ave. SE, Bellevue, WA 98008, on Friday, December 13, 2013, beginning at 10:00 a.m. local time.

At this year’s meeting, we are proposing six voting items, which are explained in detail in this proxy statement.

This year’s agenda will include the re-election of five existing directors, including two new directors added to the Board this year. The biographies of our director nominees are presented on page 15.

We are also asking our stockholders to approve our 2014 Equity Incentive Plan and extend our stockholder rights plan, and to vote on other important matters related to ITEX’s governance and executive compensation.

These proposals are important components of ITEX’s business strategy, and therefore, the Board recommends that you vote FOR all of the proposed agenda items.

Our proxy materials are available on the Internet. Our proxy statement is designed to answer your questions and provide you with important information regarding our Board and senior management, and about the items of business which will be acted upon at this year’s meeting.

You can find financial and other information about ITEX in our Form 10-K for the fiscal year ended July 31, 2013. These materials are also available on our investor relations website, at www.itex.com.

I, together with the Board of Directors, would like to express our appreciation for your continued interest and investment in ITEX. We look forward to greeting in person as many of our stockholders as possible.

Sincerely,

Steven White
Chairman of the Board
Chief Executive Officer

October 30, 2013

2013 Proxy Statement - 2

VOTING INSTRUCTIONS

Vote Right Away

Your vote matters to the future of ITEX. Whether or not you plan to attend the meeting, please read this proxy statement and vote right away using one of the methods described below.

Agenda items which require your vote		More Information	Board recommendation
ITEM 1	Elect the five directors named in the proxy statement.	Page 18	FOR each director
ITEM 2	Approve, on a non-binding advisory basis, the compensation paid by ITEX to its named executive officers.	Page 21	FOR
ITEM 3	Select, on a non-binding advisory basis, the preferred frequency (whether every 1 year, 2 years, or 3 years) for the advisory vote on executive officer compensation.	Page 22	Every 1 Year
ITEM 4	Approve the 2014 Equity Incentive Plan.	Page 23	FOR
ITEM 5	Approve an extension of the Stockholder Rights Plan.	Page 29	FOR
ITEM 6	Ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2014.	Page 33	FOR

Voting Methods

In all cases, have your proxy card or voting instruction form in hand and follow the instructions.

By Internet using your computer	Go to www.proxyvote.com Visit 24/7

By telephone	Call toll-free 24/7 at 1-800-690-6903

By mailing your proxy card	If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed proxy card or voter instruction form

2013 Proxy Statement - 3

EXECUTIVE COMPENSATION

Notable features of ITEX’s 2013 executive officer compensation

No CEO base salary increase	CEO cash compensation has remained unchanged since 2009.

Executive Compensation below industry peer	Although ITEX is greater in terms of revenue, earnings and market capitalization, our President/CEO’s salary is 54% of our peer’s combined CEO and President compensation.[1]

No compensation for Board Chair	In contrast, our industry peer pays $331,282 in Chairman compensation.

Internal pay ratio	Our CEO’s total compensation is 3.1 times the pay of the average ITEX employee, compared to the S&P 500 average CEO pay of 354 times the average worker wage.[2]

Long-term equity grant; no stock options	Our CEO received a long-term equity grant in 2011 which vests annually over the next ten years. We do not issue stock options.

No retirement or pension plan; no deferred cash compensation program	We do not provide retirement plans or supplemental retirement benefits to our executive officers.

No tax gross-ups	No tax reimbursements were paid to our executive officers in 2012 or 2013.

No individual employment agreements	Our executive officers are employed at will and do not have employment agreements.

No perquisites	ITEX’s health care and other employee-benefit programs are the same for all eligible employees, including its executive officers. We do not provide perquisites to our officers that are not available to employees generally.

“The Compensation Committee seeks to adopt executive pay programs which are fair, reasonable, and appropriately scaled to the size of our company. We believe our executive compensation program aligns the interests of our executives with the long-term interests of ITEX and its stockholders.”

Eric Best
Compensation Committee Chairman

[1]	Peer ITMN, per ISS Proxy Advisory Services (April 30, 2012)
[2]	Source: AFL-CIO based on analysis of average 2012 CEO pay at 327 companies in the S&P 500 Index, and 2012 U.S. worker pay data calculated from the BLS Current Employment Statistics Survey.

2013 Proxy Statement - 4

NOTICE OF 2013 ANNUAL MEETING OF STOCKHOLDERS

Friday, December 13, 2013

10:00 a.m.

ITEX Corporation, 3326 160th Ave. SE, Bellevue, WA 98008

The annual meeting of stockholders of ITEX Corporation (“ITEX” or the “Company”) will be held at 10:00 a.m. local time on Friday, December 13, 2013, at the ITEX corporate offices located at 3326 160th Ave. SE, Bellevue, WA 98008, for the following purposes:

1.	To elect the five directors named in the proxy statement;

2.	To approve, on a non-binding advisory basis, the compensation paid by ITEX to its named executive officers;

3.	To select, on a non-binding advisory basis, the preferred frequency (whether every 1 year, 2 years, or 3 years) for the advisory vote on executive officer compensation;

4.	To approve the 2014 Equity Incentive Plan;

5.	To approve an extension of the Stockholder Rights Plan;

6.	To ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC as our independent registered public accounting firm for fiscal year 2014;

7.	To act on any other business that may properly come before the meeting and any adjournment thereof.

Only stockholders of record at the close of business on October 18, 2013, the record date, are entitled to notice of, and to vote at, the annual meeting. For instructions on voting, please refer to the notice you received in the mail or, if you requested a hard copy of the proxy statement, on your enclosed proxy card.

By Order of the Board of Directors

John Wade, Secretary

Bellevue, Washington

October 30, 2013

Important notice regarding the availability of proxy materials for the stockholder meeting to be held on December 13, 2013. The proxy statement and the fiscal 2013 Annual Report of ITEX Corporation are available at:

2013 Proxy Statement - 5

2013 Proxy Statement - 6

INFORMATION ABOUT THE MEETING AND VOTING

Why did I receive these proxy materials from ITEX?

The Board of Directors of ITEX Corporation has made these materials available to you because the Board of Directors is soliciting your proxy to vote your shares at the Annual Meeting of Stockholders which will be held on December 13, 2013, at 10:00 a.m. local time, at our corporate offices located at 3326 160th Ave. SE, Bellevue, WA 98008. This proxy statement includes information that we are required to provide to you under the rules of the Securities and Exchange Commission (the “SEC”) and that is designed to assist you in voting your shares. We made these materials available to stockholders beginning on October 30, 2013. Our stockholders are invited to attend the annual meeting and are requested to vote on the proposals described in this proxy statement.

Who is entitled to vote at the Annual Meeting?

Stockholders of record at the close of business on the record date, October 18, 2013 (the “record date”), are entitled to vote on matters that come before the meeting. At the close of business on the Record Date, we had 2,903,373 shares of common stock outstanding and entitled to be voted at the annual meeting. You may cast one vote for each share of common stock held by you on all matters presented at the annual meeting.

Why did I receive a one-page notice (“Notice”) in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

We are making this proxy statement and our annual report available to our stockholders by providing access to these documents on the Internet. On October 30, 2013, we mailed a Notice to our stockholders containing information about the meeting and instructions on how to access our proxy materials over the Internet, and how to authorize your proxy to vote your shares online or by telephone. If you received the Notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request them. If you would like to receive a paper or email copy of the Company’s proxy materials, you should follow the instructions in the Notice for requesting those materials.

If you previously signed up to receive proxy materials electronically, we will send the Notice to you by email, to the last email address you have supplied to us. We will email electronic Notices on or about October 28, 2013. You will continue to receive stockholder communications electronically until you change this election.

How do I vote my shares?

Whether you hold your shares directly as the stockholder of record or beneficially in “street name,” you may direct your vote by proxy without attending the annual meeting.

If You Hold Your Shares in “Street Name” (Beneficial Owner)

If you hold your shares in “street name,” i.e., through a bank, broker or other intermediary (a “custodian”), you can vote in one of the following ways:

•	By Internet. Go to www.proxyvote.com;

•	By telephone. Call toll-free at 1-800-690-6903; or

•	By mailing your proxy. If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed voter instruction form.

2013 Proxy Statement - 7

If you are a Registered Holder of Common Stock (Stockholder of Record)

If your shares are registered directly in your name with our transfer agent, OTR, Inc., you are a stockholder of record with respect to those shares. You can vote your shares in one of the following ways:

•	By Internet. Use the procedures and instructions described on the Notice you received by mail; or

•	By mailing your proxy. If you received a printed copy of these proxy materials by mail, you may vote by signing and mailing the enclosed proxy card.

Can I vote my shares in person at the Annual Meeting?

If you are a stockholder of record, you may vote your shares in person at the annual meeting. If you hold your shares in street name, you must obtain a legal proxy from your bank, broker or other intermediary giving you the right to vote the shares at the annual meeting.

What vote is required to approve each proposal?

With respect to Item 1, election of directors, the five nominees who receive the most votes will be elected. With respect to Item 3, the option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency that has been selected by stockholders. With respect to Items 2, 4, 5 and 6, approval of each proposal would require the affirmative vote of a majority of the votes cast. Any shares not voted (whether by abstention, withheld vote, broker non-vote, or otherwise) are not counted in determining the outcome of the election or proposal.

Can my shares be voted even if I abstain or don’t vote by proxy or attend the Annual Meeting?

If you cast a vote of “abstention” on a proposal, your shares cannot be voted otherwise unless you later change your vote. Although they are considered to be present and entitled to vote for purposes of determining voting results, abstentions will have no effect, since only votes “for” or “against” a proposal will be considered in determining the outcome. Abstentions are included in the determination of shares present for quorum purposes.

Your custodian is required to vote your shares on your behalf in accordance with your instructions. If you don’t vote your shares held in street name, your broker or custodian can vote them in its discretion on routine matters without client specific instructions under rules of the New York Stock Exchange (“NYSE”). The ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as independent registered public accounting firm (Item 6) is a routine item under the NYSE rules. If no contrary direction is given, your shares will be voted on this matter by your broker in its discretion. On the other hand, if you do not give instructions to your broker, your broker will not be permitted to vote your shares with respect to non-routine matters. The NYSE considers the election of directors, matters relating to executive compensation and approval of equity plans to be non-discretionary matters in which brokers may not vote shares held by a beneficial owner without client specific instructions. Accordingly, brokers will not be able to vote your shares for agenda Items 1-5 if you fail to provide voting instructions. If you do not provide instructions, a “broker non-vote” results, and the underlying shares will not be considered votes cast at the annual meeting. Broker non-votes will be counted for purposes of determining whether a quorum is present, but will not be counted in determining the number of shares necessary for approval.

If you submit your signed proxy card or voter instruction form, but none of the boxes are checked to indicate how your shares are to be voted, then your shares will be voted in accordance with the Board’s recommendations set forth in this proxy statement (see page 3).

2013 Proxy Statement - 8

What constitutes a quorum for the annual meeting?

The presence of the owners of 51 percent of the shares entitled to vote is required in order to conduct business at the annual meeting. Presence may be in person or by proxy. You will be considered part of the quorum if you voted on the Internet, by telephone or by submitting a proxy card or voting instruction form by mail, or if you are present at the annual meeting. Abstentions and proxies submitted by brokers (even with limited voting power such as for discretionary matters only) will be considered “present” at the annual meeting and counted in determining whether there is a quorum present.

Can I change my vote after I have delivered my proxy?

You can change your vote by revoking your proxy at any time before it is exercised at the meeting in one of four ways:

•	vote again on the Internet or by telephone (only your latest proxy submitted prior to the meeting will be counted); or

•	submit a proxy card with a later date;

•	notify the Corporate Secretary in writing before the annual meeting that you are revoking your proxy; or

•	vote in person at the annual meeting.

Attendance at the annual meeting will not automatically revoke your previously granted proxy unless you vote again at the meeting or specifically request in writing that your prior proxy be revoked. If you hold shares in street name, you may submit new voting instructions by contacting your broker, bank or other intermediary. You may also change your vote or revoke your proxy in person at the annual meeting if you obtain a legal proxy from the record holder (broker, bank or other intermediary) giving you the right to vote the shares.

Why did I receive only one set of proxy materials although there are multiple stockholders at my address?

We are permitted to send a single Notice and any other proxy materials we choose to mail to shareholders who share the same last name and address. This practice, known as “householding,” is used to reduce our printing and postage costs. If you would like to receive a separate copy of a proxy statement or annual report, either now or in the future, please contact us (i) by email at investor@itex.com; (ii) by telephone at (425) 463-4017 or (iii) in writing to the following address: Attn: Investor Relations, 3326 160th Avenue SE, Suite 100, Bellevue, WA 98008. If you hold your shares through a broker or other intermediary and would like additional copies of the Notice and any other proxy materials we mail, or if you are currently receiving multiple copies of the Notice or proxy materials and would like to request householding, please contact your broker.

Where can I find voting results of the annual meeting?

We will announce preliminary voting results on Form 8-K within four business days of the meeting, and final voting results on Form 8-K within four business days of certification by the inspector.

How can I submit a proposal for next year’s annual meeting?

Stockholders who wish to submit proposals for inclusion in ITEX’s 2014 proxy statement pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) must submit their proposals so that they are received at our principal executive offices no later than the close of business on August 15, 2014, which is 120 calendar days prior to the anniversary of this year’s proxy mailing date. A stockholder who wishes to submit a proposal under Rule 14a-8 must qualify as an “eligible” stockholder and meet other SEC requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Our bylaws provide that for an eligible stockholder proposal to be considered for inclusion in ITEX’s proxy statement for the annual meeting next year (other than matters properly brought under SEC Rule 14a-8), the written proposal must be delivered to the Corporate Secretary of ITEX at our principal executive offices not less than 90 nor more than 150 days before the anniversary of this year’s annual meeting. As a result, any notice given by a stockholder pursuant to these provisions of our bylaws (and not pursuant to the SEC Rule 14a-8) must be received no earlier than July 16, 2014, and no later than September 13, 2014, unless the date of the annual meeting is advanced more than 30 days prior to or delayed by more than 30 days after the anniversary of this year’s annual meeting. In that case, we must receive proposals not later than the close of business on the later of (i) the 60th day prior to such annual meeting or (ii) the 15th day following the day on which we first make a public announcement of the date of the meeting. To be in proper form, a stockholder’s notice must include the specified information concerning the proposal as described in our bylaws. A copy of the bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.itex.com on the “Investor Relations” page under the link “Governance — Corporate Bylaws.”

2013 Proxy Statement - 9

How can I attend the annual meeting?

You are invited to attend the annual meeting only if you were a registered or beneficial owner of ITEX stock (or joint holder) as of the close of business on the record date or if you hold a valid proxy for the annual meeting. If you are a stockholder of record (owning shares in your own name), your name will be verified against the list of registered stockholders on the record date prior to your being admitted to the annual meeting.

If you are not a stockholder of record but hold shares through a broker or nominee (in street name), you should provide proof of beneficial ownership on the record date, such as a recent account statement or a copy of the voting instruction card provided by your broker or nominee.

On the day of the meeting, each stockholder will be required to present a valid picture identification such as a driver’s license.

CORPORATE GOVERNANCE

The Board of Directors represents the interests of our stockholders as a whole and is responsible for directing the management of the business and affairs of ITEX. Our bylaws, the corporate governance guidelines adopted by the board of directors, which include information regarding director qualifications and determination of director independence and other guidelines, the charters of the Board’s committees, and our Code of Ethics applicable to our executive officers and other finance organization employees, provide the framework for the functioning of the Board. The Board and management periodically review best practices in corporate governance and modify our governance documents, policies and practices as warranted. Copies of our governance documents can be accessed on the Governance page of the investor relations section of our website at www.itex,com under the tab entitled “Our Story”.

Director Independence

The Board, through its Nominating and Governance Committee, evaluates the independence of each director in accordance with the standards of independence prescribed by the NASDAQ Marketplace Rules, and other applicable legal rules. As a result of its review, the Board affirmatively determined that, apart from Steven White, our Chief Executive Officer, and John Wade, our Chief Financial Officer, the Company’s directors are all independent. As a result, a majority of our board members are independent. In making these determinations, the Board considered, among other things, whether any director had any direct or indirect material relationship with the Company or its management.

Board Leadership Structure

The roles of CEO and Chairman of the Board (“Chairman”) are held by Steven White. Mr. White has held these roles since 2003. The Company does not utilize a lead independent director. The Board believes that combining these roles provides an effective leadership structure for the Company. In this dual role, Mr. White is well situated to execute strategy and business plans to maximize stockholder value. The CEO maintains primary management responsibility for our day-to-day business operations and, as Chairman, is in the best position to ensure that key business issues and interests of the Company’s stakeholders (stockholders, employees, brokers, communities, customers and creditors) are communicated to the Board. He is able to utilize the focus and perspective he has gained in operating the Company to effectively and efficiently advise the Board. Mr. White is accountable to the Board, has a strong and effective working relationship with the other directors, and has the confidence of the Board to continue leading the Company forward. Mr. White’s experience and qualifications enable him to fulfill the responsibilities of both roles and effectively lead the Company with a unified vision. Further, as a smaller reporting company we value parsimony, efficiency and cost savings. A combined position eliminates any potential conflict between the CEO and the chair which can be counterproductive for corporate performance. We see no operational reason to split the positions at this time, and believe this leadership structure is appropriate for our current purposes.

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The Board believes that other elements of the Company’s corporate governance structure ensure that independent directors can perform their role as independent fiduciaries in the Board’s oversight of management and the Company’s business, and minimize any potential conflicts that may result from combining the roles of CEO and Chairman. As noted above, a majority of our directors are independent. Our non-management directors meet in executive session on a regular basis. Our auditors report directly to our Audit Committee. We also believe Board leadership is enhanced by the fact that all of our directors live, work, and have business interests in the local area, and, therefore, have access to information about ITEX and its operations from sources other than management’s presentations to the Board.

Board Risk Oversight

The Board as a whole has ultimate responsibility for the oversight of risks that could affect the Company. The Board receives reports from members of our management team on areas of material risk to us, including operational, financial, legal and regulatory, and strategic risks. These reports are reviewed by the full Board, or, where responsibility for a particular area of risk oversight is delegated to a committee, the committee reviews the report and then reports to the full Board at a regular Board meeting. The Audit Committee, in addition to overseeing the integrity of our financial statements and compliance with legal and regulatory requirements and risks related thereto, is primarily responsible for overseeing our risk management process, which oversight includes meetings with management and independent auditors that focus on risks facing the Company, as well as the hotline for anonymous reporting of questionable activity. The Compensation Committee oversees risks related to our compensation programs, management retention, development and succession. The Nominating and Governance Committee oversees risks related to Board composition and our leadership structure and corporate governance, reputational and social responsibility risks. Various other processes at the Board level support our risk management efforts, including Board reviews of our long-term strategic plans, capital budget and certain capital allocations, acquisitions and divestitures and capital markets transactions, together with oversight of management in carrying out its risk management responsibilities.

Code of Ethics

We have adopted a Code of Ethics that applies to our executive officers, including financial officers and other finance organization employees. The code requires that all employees engage in honest and ethical conduct in performing their duties, provide guidelines for the ethical handling of actual or apparent conflicts of interest and provide mechanisms to report unethical conduct. The Code of Ethics is available on the Governance page of the investor relations section of our website at www.itex.com under the tab entitled “Our Story.” Our Board did not grant any waivers of any ethics policies in fiscal 2013 to our executive officers. If we make any substantive amendments to the Code of Ethics or grant any waiver, from a provision of the code to our executive officers, we will post required disclosure about any such waiver or amendment on our website within four business days.

Communicating with the Board

You may contact any of our directors by writing to them c/o ITEX Corporation, 3326 – 160th Ave SE, Suite 100, Bellevue, WA 98008. You may also send an email to ITEX’s Board at board@itex.com. Each communication should specify the applicable director or directors to be contacted as well as the general topic of the communication. We may initially receive and screen communications before forwarding them to the applicable director. We generally will not forward to the directors a shareholder communication that is determined to be primarily commercial in nature, that relates to an improper or irrelevant topic, or that requests general information about ITEX where director input is not necessary.

Concerns about accounting or auditing matters or communications intended for non-management directors should be sent to the attention of the Chair of the Audit Committee at the email address above. Our directors may at any time review a log of all correspondence received by ITEX that is addressed to the independent members of the Board and request copies of any such correspondence.

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BOARD OF DIRECTORS

The Board of Directors held nine meetings during fiscal 2013. Each of the Company’s directors attended at least 75% of the aggregate number of meetings of the Board and the committees on which he served. Directors are encouraged to attend the annual meetings of ITEX stockholders. All directors serving at the time attended the annual meeting held on May 14, 2012.

Committees of the Board

The standing committees of the Board of Directors of the Company are the Audit Committee, the Compensation Committee, and the Nominating and Governance Committee. The Board has determined that all of the members of each committee are “independent” directors under the current rules of the NASDAQ Marketplace and the SEC. Below is a table that provides membership and meeting information for each of the Board committees:

Name	Audit	Compensation	Nom & Governance
Eric Best		(Chairman)	(Chairman)
Kevin Callan (1)
Tim Morones (1)	(Chairman)
Number of meetings in 2013	4	3	3

(1)	Mr. Morones was appointed to the Board on November 12, 2012, and Mr. Callan was appointed to the Board on March 1, 2013.

Audit Committee

The Audit Committee assists our Board of Directors in its oversight of the integrity of our financial statements. The Audit Committee’s role includes discussing with management the Company’s processes to manage business and financial risk, and overseeing our compliance with applicable legal and regulatory requirements. The Audit Committee is responsible for overseeing the qualifications and independence of the independent registered public accounting firm engaged to prepare and issue audit reports on our financial statements, conferring with them concerning the scope of their examination of our books and records, and overseeing the performance of our internal audit function and the independent auditor. The Audit Committee relies on the expertise and knowledge of management and the independent accounting firm in carrying out its oversight responsibilities. The specific responsibilities in carrying out the Audit Committee’s oversight role are set forth in the Audit Committee Charter, a copy of which is available on the investor relations portion of our website at www.itex.com. The Board of Directors has determined that Kevin Callan is qualified as an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee

The Compensation Committee evaluates the performance and recommends for approval the compensation of our executive officers, and assists the Company in defining an executive total compensation policy. The Compensation Committee reviews salaries, incentive compensation and retirement and benefit plans to be provided to our executive personnel, employees, and consultants, and recommends appropriate compensation and benefit levels. The Compensation Committee also administers our current equity incentive plan, including recommending the issuance of grants under the plan to our executive officers, employees, consultants and directors and, in general, oversees general policy matters relating to any compensation plans, including payroll, option, stock, medical and bonus plans.

Nominating and Governance Committee

The Nominating and Governance Committee is responsible for identifying and recommending to the Board of Directors individuals qualified to serve as board members, and considering stockholder recommendations for nominees to fill board positions if such recommendations are received. The Nominating and Governance Committee also makes recommendations to the Board of Directors regarding the size and composition of the board, recommending board committee assignments, as well as carrying out the duties set forth in the Nominating Committee Charter. The Nominating and Governance Committee makes recommendations to the Board regarding: our compensation policy regarding fees and equity compensation paid and granted to our directors; developing and recommending to the Board corporate governance guidelines; and overseeing the Board in its annual review of the Board’s and management’s performance. The Nominating Committee Charter is available on the investor relations portion of our website at www.itex.com.

2013 Proxy Statement - 12

Selection of Director Nominees

Qualifications and Nominating Process

The Nominating Committee has established certain minimum qualifications for directors, including being able to read and understand basic financial statements, being over 25 years of age, having business experience at a policy-making level, and having high moral character. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties. Their service on other boards of public companies should be limited to a number that permits them to perform responsibly all director duties. The Committee retains the right to modify these minimum qualifications from time to time.

The Committee’s process for identifying and evaluating nominees is as follows: In the case of incumbent directors whose terms of office are set to expire, the Nominating Committee reviews the directors’ overall service to the Company during their term, including the number of meetings attended, level of participation, quality of performance, and any transactions of such directors with the Company during their term. Upon receipt of a recommendation from any source, including stockholders, the Committee will take into account whether a Board vacancy exists or is expected or whether expansion of the Board is desirable. In making this determination, the Committee may solicit the views of all directors. If the Committee determines that the addition of a director is desirable, it will assess whether the candidate presented should be nominated for Board membership. The Committee will use its network of contacts to compile a list of potential candidates, which may include candidates that come to the attention of the Nominating Committee through stockholders, search firms or other persons. While the Committee may consider whatever factors it deems appropriate in its assessment of a candidate for board membership, candidates nominated to serve as directors should in the Committee’s judgment:

•	be able to represent the interests of the Company and represent fairly and equally all of its stockholders, and not be disposed by affiliation or interest to advance or favor any particular individual, group or class of stockholders or other constituency;

•	possess the background and demonstrated ability to contribute to the Board’s performance of its collective responsibilities, through senior executive management or relevant professional experience;

•	have a basic understanding of the principal operational and financial objectives and plans and strategies of the Company;

•	be able to contribute to the collective functioning of the Board;

•	be able to devote the time and attention necessary to serve effectively as a director; and

•	be able to attend Board meetings in person without an undue expense burden to the Company.

The Committee will consider whether the nominee must or should be independent, which determination is based upon the Company’s charter and bylaws, applicable securities laws, the rules and regulations of the SEC, applicable NASDAQ rules, and the advice of counsel. The Committee may also take into consideration whether a candidate’s background and skills meet any specific needs of the Board that the Committee has identified. The Committee will preliminarily assess the candidate’s qualifications with input from the chief executive officer. If, based upon its preliminary assessment, the Committee believes that a candidate is likely to meet the criteria for Board membership, the chairman will advise the candidate of the Committee’s preliminary interest and, if the candidate expresses sufficient interest, the chairman, with the assistance of the corporate office, will arrange interviews of the candidate with members of the Committee and with the chief executive officer, either in person or by telephone. After the members of the Committee and the chief executive officer have had the opportunity to interview the candidate, the Committee will meet to consider whether to recommend to the Board that it nominate the candidate for election to the Board.

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The Committee does not have a specific policy regarding the diversity of the Board. Instead, the Nominating Committee considers the Board’s overall composition when considering director candidates who satisfy the factors outlined above, including whether the Board has an appropriate combination of professional experience, skills, knowledge and variety of viewpoints and backgrounds in light of the Company’s current and expected future needs. In addition, the Nominating Committee believes that it is desirable for new candidates to contribute to a variety of viewpoints on the Board, which may be enhanced by a mix of different professional and personal backgrounds and experiences.

Stockholder Nominees

The Nominating Committee will consider director candidates recommended by stockholders, in accordance with the procedures set forth in our bylaws. Any such recommendation must include the information specified described in our bylaws, which includes the nominee’s name and qualifications for Board membership, information regarding the candidate as would be required to be included in a proxy statement filed pursuant to SEC regulations, and a written indication by the recommended candidate of her or his willingness to serve, and should be directed to the Corporate Secretary of ITEX at our principal executive offices: ITEX Corporation, 3326 – 160th Ave SE, Suite 100, Bellevue, WA 98008. In addition, to be timely the recommendation must be received by the Corporate Secretary within the time period prescribed for “Stockholder Proposals” for proposals other than matters brought under SEC Rule 14a-8. See “Information About the Meeting and Voting — How can I submit a proposal for next year’s annual meeting?” on page 9. The Committee does not intend to alter the manner in which it evaluates candidates, including the criteria set forth above, based on whether the candidate was recommended by a stockholder or not. A copy of the bylaws may be obtained from the Corporate Secretary by written request, and also is available on our corporate web site at www.itex.com on the “Investor Relations” page under the link “Governance —Bylaws.”

Director Compensation

The Company uses a combination of cash and stock-based compensation to attract and retain qualified candidates to serve on the Board, as described below. Members of the Board who are employees of the Company are not compensated for service on the Board or any of its committees.

Annual Fees

During 2012, non-employee directors each received an annual cash fee of $30,000. During 2013, non-employee director compensation was modified to consist of an annual cash fee of $10,000 plus an annual equity grant of 5,000 shares of restricted common stock pursuant to ITEX’s 2004 Equity Incentive Plan. Directors who join the Board during the Board service year receive a pro rata portion of the annual cash fee.

No additional payments were made for committee service. No reimbursements were paid in fiscal 2013 for travel or other out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors or its committees.

Director Compensation Table

The following table sets forth information concerning the compensation of the Company’s non-employee directors for fiscal 2013. Steven White and John Wade, employee directors, are excluded from the following table since we fully describe their compensation below under “Executive Compensation.”

Name	Fees Earned Or Paid in Cash	Stock Awards	Option Awards	All Other Compensation	Total
Eric Best	$30,000	$—	$—	$—	$30,000
Kevin Callan (1)	$8,000	$17,500	$—	$—	$25,500
Tim Morones (1)	$10,000	$16,500	$—	$—	$26,500

(*)	Columns in the Director Compensation Table that were not relevant to the compensation paid to directors were omitted.

(1)	The amount represents the grant date fair value of restricted stock awards. The value is based on the closing price of the Company’s common stock on the date of grant, as reported on the OTCQB as of the date of the award. Stock awards for Mr. Morones reflect a restricted stock grant of 5,000 shares granted on November 19, 2012. Stock awards for Mr. Callan in 2013 reflect a restricted stock grant of 5,000 shares granted on March 8, 2013.

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DIRECTOR NOMINEES

Five individuals will be nominated for election as directors at the Annual Meeting. Directors elected at the annual meeting will hold office until the next annual meeting or until their successors have been elected and qualified. Each of the five nominees for director is currently a director of the Company.

The Nominating Committee believes that each director nominee has an established record of accomplishment in areas relevant to our strategy and operations and possesses the characteristics identified by the Nominating Committee as essential to a well-functioning and deliberative governing body. See “Selection of Director Nominees ─ Qualifications and Nominating Process.”

Each of our Directors served in key management positions in a range of companies, including businesses through which they have developed, as a group, expertise and experience in core business skills such as strategy and business development, innovation, operations, brand management, finance, compensation and leadership development, compliance and risk management. We also believe each of our nominees has other attributes necessary to create an effective board: the willingness to engage management and each other in a constructive and collaborative fashion; high personal and professional ethics, integrity and values; good judgment; analytical minds; the willingness to offer a diverse perspective; the ability to devote significant time to serve on our Board and its committees; and a commitment to representing the long-term interests of all our stockholders. As a collective, our Board has a broad set of competencies and experiences making it well suited to further the interests of ITEX, its stockholders and other stakeholders. Key experience, qualifications and skills the director nominees bring to the Board are identified and described below.

Eric Best

Age: 42

Director since: 2003

Committees: Audit Committee, Compensation Committee (Chair), Nominating and Governance Committee (Chair)

Mr. Best founded and since 2005 has served as Chief Executive Officer of Mercent Corporation, a software venture that enables retailers to sell through leading online merchandising channels. He founded MindCorps, an e-commerce systems integrator acquired by Amazon.com in 1999, and Emercis, an e-commerce tools provider acquired by Impressa in 2000. Mr. Best served as Chief Executive Officer of Emercis from 1998 to 2000, and as Chief Executive Officer of MindCorps from 1996 to 1999. Mr. Best founded and was Chairman of the Board of Directors of Morse Best Innovation from 2000 to 2010, a technical marketing agency serving clients such as Microsoft, Lexmark, and WRQ. In 2009 he co-founded Impresys, a software product company that helps customers create more effective software marketing programs, presentations, and online tutorials.

Mr. Best has more than 17 years of entrepreneurial, executive, finance and board-level experience in the technology sector. Mr. Best’s executive experience allows him to bring to the Board substantial knowledge of the technology sector and meaningful insight into the branding, commercialization, software development, financial and capital-related issues technology companies face. He has acquired skills in financial management, operations, marketing, corporate development and strategic planning. He is a member of the Seattle Pacific University Entrepreneurial Studies Council and Society of Fellows.

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Kevin Callan

Age: 57

Director since: 2013

Committees: Audit Committee, Compensation Committee, Nominating and Governance Committee

Mr. Callan has been the Executive Director of the Washington State Major League Baseball Stadium Public Facilities District since 2000, and served as the Director of Finance and Administration during the construction phase of Safeco Field. Since 2001 he has served as the Chief Financial Officer of a collection of light manufacturing and distribution companies owned by PT Foley and located in Washington, Oregon and Nevada, responsible for accounting, financial reporting, real estate management and treasury functions. Portfolio companies include Dynamic Isolation Systems, Inc., Scougal Rubber Corp and Blaser Die Casting Co. From 1990 to 1996 Mr. Callan was Chief Financial Officer of the Robison Construction Group.

Mr. Callan brings to our Board more than 25 years of executive experience in financial management, operations, and corporate development in various companies. He has demonstrated skills in key management disciplines that are relevant to the oversight of our business, including risk management, finance and financial reporting. Mr. Callan is a Certified Public Accountant, and the Board has determined that he is qualified as an “audit committee financial expert” as defined by applicable SEC rules.

Tim Morones

Age: 47

Director since: 2012

Committees: Audit Committee (Chair), Compensation Committee, Nominating and Governance Committee

Mr. Morones has been the Vice President of Finance and Operations for DataSphere Technologies Inc., a Seattle-based technology company, since June of 2011. From March 2010 to June 2011, he served as Director of Operations for Getty Images. From May 2008 to March 2010, Mr. Morones served as a Senior Financial and Operations Consultant for RealNetworks, Inc. a provider of digital media applications and services. From July 2005 to April 2008, Mr. Morones served as Vice President of Treasury and Administration for InfoSpace, Inc.

Mr. Morones brings to our Board more than 15 years of executive experience in financial management, operations, and corporate development in various traditional, high-tech and growth-oriented companies. He has demonstrated skills in in areas that are relevant to the oversight of our business, including strategic initiatives, risk management, finance, financial reporting and treasury functions.

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John Wade

Age: 51

Director since: 2003

Committees: None

Mr. Wade has served as Chief Financial Officer since January 2013. He has served as Secretary and Treasurer of ITEX since 2003, and from 2010 to 2012 served as a financial consultant to assist with certain internal audit matters, including SEC reporting and financial statement preparation. Mr. Wade is currently a principal of Wade Consulting, and serves as part-time Director of Finance for Mercent Corporation. From 1998 to 2007, Mr. Wade served as Chief Financial Officer of Aptimus, Inc., a public online direct marketing company, responsible for leadership of financial operations, including strategic and financing transactions. Prior to joining Aptimus, from 1994 to 1998 Mr. Wade served as Chief Financial Officer and Chief Operating Officer for the Buzz Oates Group of Companies, a real estate development company.

Mr. Wade is a Certified Public Accountant, and has more than 30 years of financial and accounting expertise, including strategic and financing transactions, and developing disclosure and internal controls for public corporations. This experience allows Mr. Wade to bring to the Board substantial financial and accounting knowledge, process controls, and a valuable perspective in making strategic decisions and planning for our future. Mr. Wade has demonstrated skills in in areas that are relevant to the oversight of our business, including strategic initiatives, risk management, finance, financial reporting and treasury functions.

Steven White

Age: 55

Director since: 2003

Committees: None

Mr. White is the Chairman and Chief Executive Officer of the Company, positions he has held since 2003. Prior to joining the Company, from 1996 to 2000 Mr. White was the President and Chief Executive Officer of Ubarter.com, a web-based cashless trading community originally founded by Mr. White in 1983 as Cascade Trade Association. During this time he supervised and managed the affairs of a public company. In June 2000, Mr. White directed the sale of Ubarter.com to Network Commerce, an Internet-based technology infrastructure and services company.  He served as Sr. Vice President of Network Commerce from 2000 to 2001, and as President of Lakemont Capital from 2002 to 2003.

Mr. White has more than 30 years of entrepreneurial and executive and board-level experience in the barter industry, including principal executive officer positions. This extensive experience allows Mr. White to bring to the Board a deep insight into the operations, relationships, competitive and financial positioning, and strategic opportunities and challenges facing ITEX and the barter industry. As the chief executive officer of the Company, Mr. White launched a strategy designed to achieve sustainable, profitable operations and increase stockholder value. ITEX has had ten consecutive years of profitable operations, and since 2004 has returned more than $8.0 million to stockholders in the form of stock buybacks and cash dividends, $6.8 million of which has been distributed since 2011.

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ITEM 1     Election of Directors

The Nominating Committee believes that the director nominees possess qualifications, skills and experience that are consistent with the standards for the selection of nominees for election to the Board set forth in the qualifications and guidelines described on page 13 and that they have demonstrated the ability to effectively oversee ITEX’s corporate, financial and business operations. Biographical information for the Company’s directors is set forth above, including the principal occupation and other public company directorships (if any) held by each director in the past five years and a description of the specific experience and expertise that qualifies each director to serve as a director of ITEX.

The Board of Directors recommends that Stockholders vote “FOR” all nominees for election as Directors.

EXECUTIVE COMPENSATION

The following table provides summary information about compensation received by our Chief Executive Officer and Chief Financial Officer (the “named executive officers”) for the fiscal years ended July 31, 2013 and July 31, 2012. The table reflects total compensation paid or earned beginning in the later of the fiscal year ended July 31, 2012 or the year the individual first became a named executive officer.

Summary Compensation Table*

Name and Principal Position	Year	Salary	Stock Awards (1)	All Other Compen- sation		Total
Steven White, CEO	2013	$250,000	$0	$34,287	(2)	$284,287
	2012	$250,000	$0	$32,480	(2)	$282,480
John Wade, CFO (3)	2013	$54,940	$0	$36,000		$90,940

(*)	Columns in the Summary Compensation Table that were not relevant to the compensation paid to the named executive officer were omitted.

(1)	The amount represents the grant date fair value of stock awards, based on the closing price of the common stock on the date of grant. No stock awards were granted in 2012 or 2013.

(2)	The amounts consist of dividends paid on unvested restricted stock.

(3)	Mr. Wade commenced serving as CFO on January 1, 2013, and was not a named executive officer in 2012. The amount in “All Other Compensation” represents consulting fees received between August 1 and December 31, 2012.

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Equity Incentive Plan

We have a 2004 Equity Incentive Plan which allows for grants of nonqualified and incentive stock options and stock awards to eligible employees, directors, officers or consultants. During fiscal 2013, we issued 28,000 restricted shares as equity incentive grants to eligible recipients under the Plan, valued at the grant date stock price ranging between $3.30 and $3.85 per share. No awards were granted to our named executive officers in 2012 or 2013. As of July 31, 2013, no shares remained available for award purposes under the 2004 Equity Incentive Plan. We are asking stockholders to approve the 2014 Equity Incentive Plan at the annual meeting. See Voting Item 4 ─ Approval of 2014 Equity Incentive Plan.

Employment and Change-in-Control Agreements

Our named executive officers are employed at will and do not have employment agreements. The terms of our restricted stock awards to the named executive officer provide that each share of restricted stock issued under the Plan will immediately vest in the event that we are acquired by merger or asset sale, or in the event there is a change in control or ownership of ITEX.

On February 28, 2008, we entered into a Change in Control Agreement with our CEO. The Change in Control Agreement defines the benefits Mr. White would receive in connection with a “change in control,” (as defined below), or change in control events coupled with the loss of his employment. Upon a change in control Mr. White would receive a lump sum payment equal to one times his base salary and immediate vesting of all equity-based compensation.

If Mr. White were terminated as CEO, either by the Company without “cause,” or by Mr. White for “good reason” (as defined below) after a change in control occurs, Mr. White would receive a severance payment equal to two times his base salary. He would also receive a continuation of health and insurance benefits if the severance payment is made over a severance period rather than as a lump sum payment. The severance payment may be reduced if it would otherwise be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code or any similar tax. Under the agreement, Mr. White is subject to certain non-competition and non-solicitation provisions for one year after termination, and payment of severance benefits is conditioned upon his execution of a release of claims in favor of the Company.

A “change in control” generally is defined as of any of the following events: the incumbent directors cease to constitute a majority of the members of the board; the consummation of a consolidation or merger of ITEX with another business entity; any person becomes a beneficial owner, directly or indirectly, of 30 percent or more of the combined voting power of ITEX; the disposition of all or substantially all of the assets of ITEX: the closure and winding up of ITEX’s business and related affairs or the approval by stockholders of a plan of complete liquidation or dissolution of ITEX. “Good reason” for termination by the executive of his employment generally means the occurrence (without the executive’s consent) of any one of the following acts: the assignment to Mr. White of diminished duties or responsibilities; a reduction in his annual base compensation; a failure of the board to nominate him as a director of the Company; the relocation of his principal place of employment to a location outside of a 25-mile radius; the failure by the Company to pay him any portion of his current compensation or provide him substantially similar benefits; or any purported termination of his employment without specified notice.

In addition to vesting by reason of death or disability or in the event of a “change in control” of ITEX, the restricted stock award agreement for Mr. White provides that any shares of restricted stock outstanding as of the date of his termination by the Company other than for “good cause” will become fully vested. For purposes of the award agreement, the term “good cause” means that the participant is terminated by majority vote of (excluding participant) the board of directors as a result of (1) the occurrence of one of the following: (i) serious misconduct, dishonesty or disloyalty, directly related to the performance of duties for the Company, which results from a willful act or omission or from gross negligence, and which is materially or potentially materially injurious to the operations, financial condition or business reputation of the Company or any significant subsidiary thereof; (ii) participant being convicted (or entering into a plea bargain admitting criminal guilt) in any criminal proceeding that may have a material adverse impact on the Company’s reputation and standing in the community; (iii) drug or alcohol abuse, but only to the extent that such abuse has an obvious and material effect on the Company’s reputation and/or on the performance of Participant’s duties and responsibilities; or (iv) willful and continued failure to substantially perform Participant’s duties; and (2) such event, conduct or condition that may result in termination for good cause is not cured within thirty days after written notice is delivered to participant from the Company. For these purposes, no act or failure to act shall be considered “willful” unless it is done, or omitted to be done, in bad faith without reasonable belief that the action or omission was in the best interest of the Company.

On February 28, 2008, the Compensation Committee approved a form of change in control agreement to be utilized for certain key employees of ITEX that becomes applicable if there is a “change of control,” as defined in the agreement. The agreement provides that if an eligible employee’s employment is terminated by ITEX without “cause” or by the employee for “good reason” (as these terms are defined in the agreement) within one year after a change in control occurs, the employee will generally be entitled to receive a continuation of the employee’s annual base salary, as severance pay, over a designated period following the severance date up to a maximum of twelve months. In addition, the employee will receive accelerated vesting of any equity-based compensation and continued medical group health and dental plan coverage for the period the employee receives severance pay. Payment of severance benefits is conditioned upon the employee’s execution of a release of claims in favor of the Company. On March 1, 2013, we entered into this change-in-control agreement with our CFO.

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Personal Benefits

ITEX seeks to maintain a corporate culture in which its officers are not entitled to operate under different standards than other employees. We do not have programs for providing personal-benefit perquisites to officers, such as financial counseling, reserved parking spaces, athletic club memberships, company car, home security, permanent lodging or defraying the cost of personal entertainment or family travel. ITEX’s health care and other employee-benefit programs are the same for all eligible employees, including its officers.

Outstanding Equity Awards at Fiscal Year End

The following table provides information on unvested stock awards held by the named executive officers on July 31, 2013.

Option Awards	Stock Awards
Name		Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Steven White, CEO	N/A	190,000	(1)	$712,500

(1)	Represents 190,000 shares of restricted common stock granted in 2011, which vest over a service-based vesting period ending October 2022.

(2)	Market values have been calculated using a stock price of $3.75 (closing price of common stock on July 31, 2013, the last trading day of fiscal 2013).

Securities authorized for issuance under equity compensation plans

The following table gives information about equity awards under the Company’s 2004 Equity Incentive Plan and individual equity arrangements as of July 31, 2013.

(a)	(b)		(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights		Weighted-average exercise price of outstanding options, warrants and rights	Number of securities available for future issuance under equity compensation plans [excluding securities reflected in column (a)]
Equity compensation plans approved by security holders	―		―	0
Equity compensation plans not approved by security holders	20,000	(1)	$4.75	0
Total
	20,000		$4.75	0

(1)	Represents shares underlying a warrant issued to an investor relations consultant which expires March 1, 2015. There were no other outstanding options or warrants as of July 31, 2013.

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Transactions with Related Persons

Other than compensation arising from the employment relationship or transactions involving our chief executive officer described above, ITEX and its subsidiaries had no transactions during our last fiscal year, nor are there any currently proposed transactions, in which ITEX or its subsidiaries was or is to be a participant, the amount involved exceeded $120,000, and any director or director nominee, executive officer, holder of more than 5% of our common stock or any of their immediate family members, or any promoter or control person, had a material direct or indirect interest.

Indemnification Agreements of Officers and Directors. Our bylaws provide that we will indemnify each of our directors and officers to the fullest extent permitted by Nevada law. Our directors and officers also may be indemnified against liability they may incur for serving in that capacity pursuant to a liability insurance policy maintained by ITEX for such purpose. ITEX maintains directors’ and officers’ insurance to cover its directors and officers for specific liabilities, including coverage for public securities matters. Further, ITEX has entered into separate indemnification agreements with its current executive officers and directors which include provisions providing for mandatory indemnification and for advancement of expenses by ITEX in the event of actions or proceedings against them.

ITEM 2     Advisory Approval of 2013 Compensation of Named Executive Officers

In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers (“Say on Pay”). The advisory vote on this resolution is not intended to address any specific element of compensation; rather, the vote relates to the overall compensation of our named executive officers, as well as the policies and practices described in this proxy statement.

As summarized in Executive Compensation on page 4, the Compensation Committee has established a modest executive compensation program that it believes is fair, reasonable, and appropriately scaled to the size of our company. Our CEO compensation contains several notable features:

•	CEO cash compensation has remained unchanged since 2009;

•	In addition to his base salary, our CEO received a long-term equity grant in 2011 which vests over the next ten years;

•	Although ITEX is greater in terms of revenue, earnings and market capitalization, our President/CEO’s salary is 54% of our industry peer’s combined CEO and President compensation; [3]

•	Our CEO receives no compensation for serving as Board Chair. In contrast, our industry peer pays $331,282 in Chairman compensation;

•	Our CEO’s total compensation is 3.1 times the pay of the average ITEX employee, compared to the S&P 500 average CEO pay of 354 times the average worker wage;[4]

•	We do not utilize stock options for compensation; we do not provide retirement plans or supplemental retirement benefits; we did not pay tax reimbursements in 2012 or 2013; we do not utilize employment agreements; and we do not provide perquisites to our executive officers that are not available to employees generally.

3 Peer ITMN, per ISS Proxy Advisory Services (April 30, 2012)

4 Source: AFL-CIO based on analysis of average 2012 CEO pay at 327 companies in the S&P 500 Index, and 2012 U.S. worker pay data calculated from the BLS Current Employment Statistics Survey.

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We are asking our stockholders to indicate their support for the compensation of our named executive officers as described in this proxy statement by voting in favor of the following resolution:

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2013 annual meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Summary Compensation Table and the other related tables and narrative discussion provided in this proxy statement.

Because this vote is advisory, it will not be binding upon the Board. The Compensation Committee will, however, take into account the outcome of the vote when considering future executive compensation arrangements.

The Board of Directors recommends that stockholders vote “FOR” the foregoing resolution to approve, on an advisory basis, the compensation of the named executive officers as disclosed in this proxy statement.

ITEM 3    Preferred Frequency of Advisory Vote on Executive Officer Compensation

We are providing our stockholders with the opportunity to vote to indicate their preference, on a non-binding, advisory basis, as to how frequently we should seek an advisory vote on the compensation of our named executive officers. Section 14A of the Exchange Act requires that stockholders indicate their preference at least once every six years. By voting on this proposal, stockholders may indicate whether they would prefer that we seek future advisory votes on named executive officer compensation once every one, two, or three years.

The Board believes that an advisory vote on named executive officer compensation that occurs every year is the most appropriate alternative and therefore the Board recommends that you vote for a one-year interval for the advisory vote on executive compensation. An annual advisory vote on named executive officer compensation will enable stockholders to provide direct input regarding our compensation philosophy, policies and practices as disclosed in the proxy statement each year. The Board believes that setting a one-year period for holding this stockholder vote will enhance stockholder communication by providing a clear, simple means for the Board to ascertain general investor sentiment regarding our executive compensation program.

Stockholders may cast a vote on the preferred voting frequency by selecting the option of 1 year, 2 years, 3 years, or abstain, when voting in response to the resolution set forth below:

RESOLVED, that the option of every 1 year, 2 years, or 3 years which receives the highest number of votes cast for this resolution will be the preferred frequency with which the Company is to provide stockholders with the opportunity to vote to approve the compensation of named executive officers.

The option of one year, two years or three years that receives the highest number of votes cast by stockholders will be the frequency for the advisory vote on named executive officer compensation that has been selected by shareholders. Because the required vote is advisory, it will not be binding upon the Board. The Board will, however, take into account the outcome of the vote when considering the frequency with which we will provide stockholders with the opportunity to vote to approve the compensation of named executive officers.

The Board of Directors recommends a vote for the option of every "1 year" as the frequency with which stockholders are provided an opportunity to vote on named executive officer compensation.

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ITEM 4     Approval of 2014 Equity Incentive Plan

We are asking stockholders to approve the ITEX Corporation 2014 Equity Incentive Plan (the “Plan”), which will replace the 2004 Equity Incentive Plan (the “2004 Plan”). No shares remain available for issuance under the 2004 Plan, which will expire on March 14, 2014. The Board approved the Plan, subject to stockholder approval at the annual meeting. The Plan is an important part of our compensation program. The Board considers equity compensation to be a significant component of total compensation for ITEX’s directors, officers and other employees.

If stockholders do not approve Item 4, the Plan will not become effective, and the 2004 Plan will expire on March 14, 2014. If stockholders approve the Plan, it will be effective as of the date of the 2013 annual meeting.

The Board of Directors recommends that Stockholders vote “FOR” approval of the 2014 Equity Incentive Plan.

Highlights of the Plan

✓	No stock options. There is no provision in the Plan for issuance of stock options.

✓	No evergreen provision. There is no evergreen feature under which the shares authorized for issuance under the Plan can be automatically replenished.

✓	Amendments that require stockholder approval. A change that would increase the number of shares authorized for issuance requires stockholder approval, as do other amendments which are required by applicable law.

✓	Prohibition of Certain Share Recycling, or "Liberal Share Counting," Practices. The Plan does not allow shares to be added back to the maximum share limitation under the Plan if they were withheld or reacquired for tax payments relating to stock awards; or repurchased by the Company.

✓	Ten-Year Plan Term. The Plan prohibits the making of awards after December 13, 2023.

✓	Clawback. Clawback of awards for accounting restatements from participants and officers (under Section 304 of SOX).

✓	Administered by an independent committee. The Plan is administered by our Compensation Committee, which is made up entirely of independent directors.

Background

We currently have in place the 2004 Amended and Restated Equity Incentive Plan (the “2004 Plan”) originally approved by our stockholders at the 2004 annual meeting of stockholders. The Plan originally provided that the maximum number of shares of ITEX common stock that may be issued pursuant to awards granted under the Plan was 400,000 shares. In February 2011, the Board of Directors amended and restated the 2004 Plan to increase the aggregate number of shares available for issuance by 400,000 shares. Pursuant to a settlement agreement with a stockholder effective January 2013, we agreed that future increases in shares under the 2004 Plan would be subject to stockholder approval. The 2004 Plan will expire on March 14, 2014. No shares remained available for issuance under the 2004 Plan as of the date of this proxy statement. In view of the upcoming expiration of the 2004 Plan, the Board of Directors, upon the recommendation of the Compensation Committee, approved and recommended that the stockholders approve the Plan.

If approved by our stockholders, 400,000 shares would be authorized for issuance under the Plan. As of October 21, 2013, approximately 30 employees, consultants and directors would be eligible to participate in the Plan.

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The Board of Directors recommends that our stockholders approve the Plan. Absent approval of the Plan, we do not have shares to meet our anticipated equity compensation needs for fiscal 2014. Currently, approximately 17% of our total compensation of employees is in the form of stock awards. ITEX relies on equity awards to retain and compensate key employees and non-employee Board members, as well as for conservation of cash, and believes that equity incentives are necessary for ITEX to remain competitive with regard to retaining and attracting qualified individuals. We believe that approval of the Plan is necessary in order to allow ITEX to continue to utilize equity awards to retain and attract the services of key individuals essential to our long-term growth and financial success and to further align their interests with those of our stockholders. The Plan would further these objectives by allowing ITEX to grant awards under the Plan for another ten years.

If our stockholders do not approve the Stock Plan, we may need to instead offer material cash-based incentives to retain and compensate key employees and non-employee Board members, which could have a significant effect upon our cash flow and balance sheet.

Factors Considered

The following factors were taken into account by the Compensation Committee and the Board of Directors in approving the Plan:

•	Shares currently available under the 2004 Plan and how long the shares available (assuming the approval of this Item 4) are expected to last.

•	Historical equity award granting practices, including our three-year and ten-year average share usage rate (commonly referred to as burn rate).

•	Impact of total outstanding equity awards under the 2004 Plan.

•	Expected value transfer and dilution resulting from the proposed increase in authorized shares.

•	Offset of dilution from stock-based compensation due to our practice of repurchasing shares. We repurchased 1,640,000 shares of common stock during the ten-year period of the 2004 Plan, during which an aggregate total of 800,000 shares were issued under the 2004 Plan.

Shares Currently Available under the Plan. As of July 31, 2013, we had 2,903,373 shares of common stock issued and outstanding (including unvested restricted stock) and no shares of common stock were available for future awards under the 2004 Plan. The Committee and the Board considered that no shares were currently available under the 2004 Plan to cover future equity awards in the near term. As of July 31, 2013, the proposed 400,000 additional shares, if issued, would represent approximately 12.1% of the then-issued and outstanding shares of common stock. The proposed additional shares are expected to be sufficient, based on historical granting practices, to cover awards for the next three to five years. However, the actual grants are within the discretion of the Committee and conditions in future years may warrant grants that are greater or lesser than those in previous years.

Historical Equity Award Granting Practices. In setting and recommending to stockholders the increase in the number of shares authorized under the Plan, the Committee and the Board also considered the historical number of equity awards granted under the Plan in the past ten years. During the period from fiscal 2004 to 2010, we used 400,000 shares authorized under the 2004 Plan to grant equity awards. During fiscal 2011, 2012 and 2013, we granted awards covering an additional 400,000 shares under the 2004 Plan. Altogether, we granted awards under the 2004 Plan covering an aggregate total of 800,000 shares over a ten-year period. The Committee and the Board considered our ten-year average burn rate of 2.31%, and our three-year average burn rate of 4.36%.

Burn Rate (1)
Three-year average	4.36%
Ten-year average	2.31%

(1)	“Burn Rate” is defined as the number of equity awards granted, divided by weighted average number of shares outstanding for the applicable years. Full value awards are counted against plan authorized shares at a 1.0 to 1.0 ratio.

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Impact of Total Outstanding Equity Awards. The Committee and the Board also considered the total number of equity awards outstanding under the 2004 Plan. The table below lists the total shares authorized under the 2004 Plan as of July 31, 2013.

Total Shares Authorized under the 2004 Plan as of July 31, 2013
Total shares authorized under Plan	800,000
Shares issued under Plan	800,000
Shares needed for outstanding awards	0
Shares needed for restricted stock units that have not yet converted to common stock	0
Unexercised stock options to purchase shares of common stock	0
Restricted stock awards that have not yet vested	307,200

Expected Value Transfer and Dilution. In addition, the Committee and the Board considered the shareholder value transfer and dilution policies of major proxy advisory firms. They also considered the fact that the 400,000 shares proposed to be authorized under the Plan are expected to result in basic dilution of less than 15%. Basic dilution is calculated as shown below.

Basic	=

(shares currently available under the
2004 Plan) + (shares to be issued on exercise
or conversion of outstanding equity awards
under the 2004 Plan) + (additional shares
proposed to be authorized under the 2014 Plan)

Dilution		Total number of issued and outstanding shares of common stock

13.8%	=	(0) + (0) + (400,000)
2,903,373

Share Repurchase Program. We have an active share repurchase program. For example, during the period from fiscal 2011 through 2013, we repurchased 1,211,000 shares of common stock, in open market purchases, privately negotiated transactions and by means of a partial tender offer. This more than offset the dilution caused by the issuance of 400,000 shares of stock-based compensation during that period. Altogether, we repurchased 1,640,000 shares of common stock during the ten-year period of the 2004 Plan, during which an aggregate total of 800,000 shares were issued under the 2004 Plan. We anticipate that the Board will continue to authorize additional repurchases that will help offset, or completely offset, potential dilution of our common stock from the Plan.

Summary of 2014 Equity Incentive Plan

The following is a summary of the material features of the Plan. This summary is qualified in its entirety by reference to Appendix A, which contains the complete text of the Plan.

Administration

The Plan provides that the Compensation Committee or another committee appointed by the Board will administer the Plan. For awards to officers and directors, the committee must be composed solely of two or more non-employee directors. Because the Compensation Committee is currently performing administration duties, throughout the following discussion we refer to the administrator as the Committee. The Committee has full and final authority under the Plan to determine eligibility and types and terms of awards and to interpret and administer the Plan. Any decision or action of the Committee in connection with the Plan is final and binding.

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Eligibility

Awards may be made to any of our employees, consultants and directors, or employees of any subsidiary. In determining which employees will receive awards, the Committee will consider such factors as it deems relevant in order to promote the purposes of the Plan.

Types of Awards

Awards may be in the form of restricted and unrestricted shares of our common stock and restricted stock units, and other awards including the payment of cash in settlement of restricted stock unit awards or for bonuses. Subject to the limits in the Plan, the Committee has discretion to determine the number of shares or units to be awarded and the terms and conditions of the awards. The right to vest or receive distributions or payments with respect to restricted stock and restricted stock unit awards may be conditioned upon attainment of performance goals or continued service.

Each award is evidenced by an agreement that specifies the number of shares or units being awarded, any restrictions or vesting conditions, any applicable performance goals, and other terms the Committee may deem appropriate such as provisions relating to a change of control and a participant's termination of employment. With respect to any restricted stock or restricted stock unit awards with performance-based vesting, any dividends or dividend equivalent rights based on the performance-based vesting of such awards are only paid to the participant upon satisfaction of the performance-based vesting conditions.

Restricted Stock Awards. The Committee may impose restrictions or conditions to the vesting of such shares, as it determines, such as performance criteria or a specified period of active service. Upon the grant of restricted shares, the participant has the rights and privileges of a stockholder as to the restricted stock, including the right to vote the shares and to receive regular cash dividends and other distributions paid with respect to the shares. Restricted stock is subject to restrictions on transferability and, except as determined by the Committee at the time of the grant, all shares that have not vested are subject to forfeiture without further obligation on the part of the Company upon termination of participant’s service.

Restricted Stock Units. Restricted stock units represent the right to receive shares of common stock (or an equivalent value in cash or any combination of cash and common stock, as specified in the award agreement) at a designated time in the future, which right is subject to restrictions on transferability and subject to forfeiture on terms set by the Committee. Participants have no voting rights with respect to shares of stock represented by restricted stock units until the date of the issuance of such shares. The Committee may authorize dividend equivalent rights on awards of restricted stock units, payable on the settlement date.

Other Awards. The Committee may grant other awards which may include stock bonuses or unrestricted stock awards in such amounts as it shall determine from time to time, which may or may not be subject to such conditions or performance criteria as the Committee shall determine at the time of the grant. The Committee may, in connection with any grant of any award or at any time thereafter, grant a cash bonus, payable promptly after the date on which the participant is required to recognize income for federal income tax purposes in connection with such grant, in such amounts as the Committee shall determine from time to time.

Deferral

The Committee may, in its sole discretion, permit a participant to defer the receipt of the payment of cash or the delivery of stock that would otherwise be due to such participant under the Plan. If any such deferral election is permitted, the Committee will establish rules and procedures for the deferrals.

Elective Share Withholding

An employee may elect to have shares withheld with a fair market value in an amount required to satisfy the minimum federal, state, and local tax withholding requirements upon the vesting of a restricted stock or restricted stock unit award, or any other taxable event in respect to an award granted under the Plan.

Limits on Transferability

In general, awards are not assignable or transferable other than by will or the laws of descent and distribution.

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Forfeitability

Unless otherwise provided by the Committee or in an award agreement, if a participant has a termination of employment, all awards will terminate and be forfeited on the date of such termination of employment. Typically, subject to exceptions for death, disability, and retirement, all unvested awards will terminate and be forfeited on the date of an employee's termination of employment or failure to achieve specific performance goals.

Clawback

In the event of a restatement of our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of an officer who is subject to Section 16 of the Securities Exchange Act of 1934, to the extent permitted by applicable law, we may take such actions as we determine to be appropriate to recover compensation provided to such officer under the Plan, including without limitation cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

Adjustments for Certain Events

The Committee will make proportional adjustments to the maximum number of shares of common stock that may be delivered under the Plan and to outstanding awards to reflect stock dividends, stock splits, spin-offs, rights offerings, recapitalizations, mergers, consolidations, reorganizations, liquidations, or similar events. The Committee may provide in awards for accelerated vesting and other rights in the event of a change of control.

Amendment, Modification, and Termination of the Plan

The Board may amend, alter, suspend, or terminate the Plan at any time and in any respect, provided that no amendment will (1) increase the total number of shares of common stock that can be issued under the Plan, (2) require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed, unless in each instance the amendment is approved by our stockholders. No amendment, modification, or termination of the Plan may materially affect in an adverse way any award then outstanding under the Plan, without an employee's written consent, unless otherwise provided in the Plan or required by applicable law.

Duration of the Plan

The Plan will remain in effect until its termination by the Committee, provided, however, that, all awards shall be granted, if at all, within ten (10) years from the date the Plan is approved by stockholders.

Federal Income Tax Consequences

The following is a general summary of the United States federal income tax consequences related to awards that have been or may be granted under the Plan. The federal tax laws may change, and the federal, state, and local tax consequences for any employee will depend upon his or her individual circumstances. This summary does not address all potential tax consequences related to awards, such as estate and gift taxes, foreign taxes, and state and local taxes.

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Restricted Stock Awards and Unrestricted Stock

Generally, an employee will not have any taxable income on the grant of restricted stock, and we will not be entitled to a deduction at the time of grant. When shares of restricted stock are no longer subject to a substantial risk of forfeiture, the employee will recognize ordinary income in an amount equal to the fair market value of the shares, less the amount paid, if any, for the shares. Alternatively, an employee may elect to be taxed at the time of grant, in which case the employee will recognize ordinary income on the grant date equal to the fair market value of the shares on the grant date. In either case, we will generally be entitled to a deduction in an amount equal to the ordinary income recognized by the employee. Unless the employee elects to be taxed on the grant date of restricted stock, any dividends paid on restricted stock are taxed as ordinary income (rather than dividend income) to the employee and are deductible by us. If an employee elects to be taxed on the grant date of restricted stock, any dividends paid on the restricted stock will be taxed as dividend income, rather than ordinary income. With respect to unrestricted stock, an employee will recognize ordinary income at the time of grant in an amount equal to the fair market value of the stock on that date, and we will generally be entitled to a deduction in the same amount. Compensation with respect to restricted stock and unrestricted stock is subject to income, Social Security, and Medicare taxes. Upon the disposition of any shares acquired pursuant to an unrestricted stock or restricted stock award, any gain or loss, based on the difference between the employee's basis in the shares sold and the total amount realized upon disposition, will be taxed as capital gain or loss.

Restricted Stock Units

An employee will not have any taxable income on the grant of restricted stock units, performance units, or performance stock. Upon the delivery of shares or payment of cash with respect to restricted stock units, performance units, or performance stock, the employee generally will be required to include as ordinary income in the year of receipt an amount equal to the cash received and/or the fair market value of shares of stock received, and we will be entitled to a deduction in an amount equal to the same amount. Compensation with respect to restricted stock units, performance units, and performance stock is subject to income, Social Security, and Medicare taxes. If shares of our common stock are received in settlement of any restricted stock units, performance units, or performance stock award, then upon a subsequent disposition of such shares the employee will recognize capital gain or loss in an amount equal to the difference between the employee's basis in the shares sold and the total amount realized upon disposition.

Internal Revenue Code Section 409A

Certain awards under the Plan, depending in part on the specific terms and conditions of such awards, may be considered "non-qualified deferred compensation" subject to the requirements of Internal Revenue Code section 409A, which regulates deferred compensation arrangements. If the terms of such awards do not meet the requirements of Internal Revenue Code section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for the participant.

Other Information

New Plan Benefits Resulting From Approval of Plan

It is not possible at this time to determine the benefits or amounts of awards that will be made in the future as a result of the number of shares of common stock authorized under the Plan. The amount and timing of Awards granted under the Plan will be determined in the sole discretion of the Committee and therefore cannot be determined in advance.

The entire text of the Plan is set forth in Annex A.

The Board of Directors recommends that Stockholders vote “FOR” approval of the 2014 Equity Incentive Plan.

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ITEM 5     Approve Extension of Stockholder Rights Plan

We are asking stockholders to vote in favor of amending and extending the Rights Agreement entered into with OTR, Inc., as rights agent on March 11, 2011 (the “Rights Plan”). The Board approved the extension, subject to stockholder approval at the annual meeting. If stockholders do not approve the extension, the Rights Plan will expire on March 11, 2014.

On March 11, 2011, the Board of Directors adopted a stockholder rights plan (the “Rights Plan”) and declared a dividend distribution of preferred share purchase rights (the “Rights”) to stockholders of record on March 25, 2011. The Rights Plan was adopted with an initial term of three years, and will expire on March 11, 2014. We are requesting an extension of the expiration of the Rights Plan for another three years. If stockholders approve the extension of the Rights Plan, the amended Rights Plan will be effective as of the date of the 2013 annual meeting and will expire on December 13, 2016.

The Board of Directors recommends that Stockholders vote “FOR” approval of the extension of the Rights Plan.

Background

Our Board of Directors adopted the Rights Plan in 2011 in response to the open-market acquisitions of significant portions of our outstanding common stock by certain stockholders, and the resulting threat that these stockholders could accumulate a potentially controlling position in the Company through market purchases without paying all stockholders an appropriate premium for that control.

In December 2007, Sardar Biglari through Western Sizzlin Corporation commenced an unsolicited exchange offer for all the outstanding shares of ITEX, which ended in May 2008. Mr. Biglari, through entities controlled by him, The Lion Fund, L.P. and Biglari Capital Corp., is an 11.7% holder of our common stock. In 2010 and again in 2012, the Polonitza Group (“Group”) engaged in two proxy contests in an attempt to take control of ITEX. In December 2010, the Group reported in a Schedule 13D that it had acquired 14.1% of our outstanding shares. We adopted the Rights Plan shortly thereafter. In general terms, the Rights Plan works by imposing substantial dilution upon any person or group which acquires 15% or more of our outstanding common stock without the approval of the Board of Directors. In August 2011, the Group reported in a Schedule 13D that the Group had been substantially disbanded. Nevertheless, the former Group members all voted for the same candidates in the 2012 proxy contest, and we have no knowledge that their aggregate stock holdings have been reduced. See “Security Ownership of Certain Beneficial Owners and Management.” Pursuant to a settlement agreement with a stockholder effective January 2013, we agreed that the Rights Plan would be put to a vote of stockholders.

Adoption of the Rights Plan does not weaken the financial strength of the Company or adversely affect its business plans. Issuance of the Rights:

•	has no dilutive effect on the value of our common stock,

•	does not affect reported earnings per share,

•	is not taxable to ITEX or to you, and

•	will not change how you can trade your shares.

The Rights will be exercisable only if and when a situation arises that the Rights were intended to address. The Rights Plan is designed to protect our stockholders from unfair, abusive, opportunistic or coercive takeover strategies, which do not have the long-term value of ITEX in mind or allow stockholders to obtain a full and fair price for their shares. This includes the acquisition of control by a bidder in a transaction or series of transactions that does not treat all stockholders equally or fairly or provide all stockholders an equal opportunity to share in the premium paid on an acquisition of control. The Rights Plan is not intended to prevent a merger or other business combination approved by the Board, or deter fair offers for our common stock. To the contrary, it is designed to encourage anyone seeking to acquire ITEX to negotiate with the Board of Directors prior to attempting a takeover. This should enable all stockholders to fully realize the value of their investment in ITEX.

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The Rights Plan also protects stockholder value by attempting to protect against a possible limitation on our ability to use our net operating loss carryforwards (“NOLs”) as a deferred tax asset to reduce potential future federal income tax obligations. Section 382 of the Internal Revenue Code of 1986, as amended, imposes limitations on the utilization of NOLs, and certain built-in losses upon an “ownership change.” In general terms, an “ownership change” may result from transactions that increase the aggregate ownership of certain stockholders in our stock by more than 50 percentage points over a testing period (generally three years). Realization of these NOLs assumes that we will be able to generate sufficient future taxable income to realize these assets. As of July 31, 2013, we have approximately $10.4 million of NOLs available to offset future taxable income and therefore they are a substantial asset to us. If, however, we experience an "ownership change," as defined in Section 382, our ability to use our NOL carryforwards will be substantially limited, and the value of this asset significantly impaired.

We believe the characteristics of the Rights Plan are favorable to stockholders:

•	The Rights Plan is focused on preventing creeping acquisitions above 15% that do not result in a premium being paid to all shareholders and would not deter a non-coercive cash offer for all shares;

•	The Rights Plan helps protect our tax net operating loss carryforwards;

•	The Rights Plan expires on March 11, 2014 if shareholders do not approve the extension at the annual meeting; and

•	If shareholders approve the extension, the Rights would expire in 2016.

The Rights are issued pursuant to the Rights Agreement. The following is a summary of the principal terms of the Rights Agreement. The following summary is a general description only and is qualified in its entirety by the full text of the Rights Agreement, a copy of which has been filed as Exhibit 4.1 to the Current Report on Form 8-K filed with the SEC on March 14, 2011.

Summary of the Rights Agreement

The Board declared a dividend, payable to stockholders of record on March 25, 2011 (the “Record Date”), of one right (a “Right”) per each share of outstanding Common Stock, to purchase 1/1,000th of a share of Series A Junior Participating Preferred Stock, par value $0.01 per share, of the Company (the “Preferred Stock”), at a price of $15.00 per share (such amount, as may be adjusted from time to time as provided in the Rights Agreement, the “Purchase Price”). In connection therewith, on March 11, 2011, the Company entered into a Rights Agreement with OTR, Inc., as Rights Agent (the “Rights Agent”).

Until the earlier of (i) such time as the Company learns that a person or group (including any affiliate or associate of such person or group), other than any person or group with beneficial ownership of more than 15% of the outstanding Common Stock as of March 11, 2011 (only so long as such person or group does not increase its beneficial ownership of Common Stock, subject to certain exceptions), has acquired, or obtained the right to acquire, beneficial ownership of more than 15% of the outstanding Common Shares (any such person or group being called an “Acquiring Person”) and (ii) such date, if any, as may be designated by the Board following the commencement of, or first public disclosure of an intention to commence, a tender or exchange offer for outstanding Common Shares which could result in such person or group becoming the beneficial owner of more than 15% of the outstanding Common Shares (the earlier of such dates being called the “Distribution Date”), the Rights will be evidenced by certificates for Common Shares registered in the names of the holders thereof, or, in the case of Common Shares held in uncertificated form, by the transaction statement or other record of ownership of such Common Shares, and not by separate Right Certificates.  With respect to any Common Shares outstanding as of the Record Date, until the earliest of the Distribution Date, the Redemption Date or the Expiration Date, (i) in the case of certificated shares, the Rights associated with the Common Shares represented by a certificate shall be evidenced by such certificate along with a copy of this Summary of Rights, and the surrender for transfer of any such certificate shall also constitute the transfer of the Rights associated with the Common Shares represented thereby, and (ii) in the case of Common Shares held in uncertificated form, the Rights associated with the Common Shares shall be evidenced by the balances indicated in the book-entry account system of the transfer agent for the Common Shares, and the transfer of any Common Shares in the book-entry account system of the transfer agent for such Common Shares shall also constitute the transfer of the Rights associated with such Common Shares.  Therefore, until the Distribution Date, the Rights may be transferred with and only with the underlying Common Shares.

As soon as practicable following the Distribution Date, separate certificates evidencing the Rights (“Right Certificates”) will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date, and such separate Right Certificates alone will thereafter evidence the Rights.

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The Rights are not exercisable until the Distribution Date and, as amended, will expire at 5:00 p.m., Pacific time, on December 13, 2016 (the “Expiration Date”), unless earlier redeemed or exchanged by the Company as described below.

The number of Preferred Shares or other securities issuable upon exercise of the Rights is subject to adjustment by the Board in the event of any change in the Common Shares or Preferred Shares, whether by reason of stock dividends, stock splits, reclassifications, recapitalizations, mergers, consolidations, combinations or exchanges of securities, split-ups, split-offs, spin-offs, liquidations, other similar changes in capitalization, any distribution or issuance of assets, evidences of indebtedness or subscription rights, options or warrants to holders of Common Shares or Preferred Shares or otherwise.  The Purchase Price and the number of Preferred Shares or other securities issuable upon exercise of the Rights are subject to adjustment from time to time in the event of the declaration of a stock dividend on the Common Shares payable in Common Shares or a subdivision or combination of the Common Shares prior to the Distribution Date.

The Preferred Shares are authorized to be issued in fractions which are an integral multiple of one one-thousandth (1/1,000th) of a Preferred Share.  The Company may, but is not required to, issue fractions of shares upon the exercise of Rights, and in lieu of fractional shares, the Company may make a cash payment based on the market price of such shares on the first trading date prior to the date of exercise or utilize a depositary arrangement as provided by the terms of the Preferred Shares.

Subject to the right of the Board to redeem or exchange the Rights as described below, at such time as there is an Acquiring Person, the holder of each Right will thereafter have the right to receive, upon exercise thereof, for the Purchase Price, that number of one one-thousandths (1/1,000ths) of a Preferred Share equal to the number of Common Shares which at the time of such transaction would have a market value of twice the Purchase Price.  Any Rights that are or were beneficially owned by an Acquiring Person on or after the Distribution Date will become null and void and will not be subject to the “flip-in” provision.

In the event the Company is acquired in a merger or other business combination by an Acquiring Person that has common shares publicly traded in the United States or 50% or more of the Company’s assets or assets representing 50% or more of the Company’s earning power are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that has common shares publicly traded in the United States, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, that number of common shares of such entity which at the time of the transaction would have a market value of twice the Purchase Price.  In the event the Company is acquired in a merger or other business combination by an Acquiring Person that does not have common shares publicly traded in the United States or 50% or more of the Company’s assets or assets representing 50% or more of the earning power of the Company are sold, leased, exchanged or otherwise transferred (in one or more transactions) to an Acquiring Person that does not have common shares publicly traded in the United States, proper provision must be made so that each Right will entitle its holder to purchase, for the Purchase Price, at such holder’s option, (i) that number of common shares of the surviving corporation in the transaction with such entity which at the time of the transaction would have a book value of twice the Purchase Price, (ii) that number of common shares of such entity which at the time of the transaction would have a book value of twice the Purchase Price or (iii) if such entity has an affiliate which has common shares publicly traded in the United States, that number of common shares of such affiliate which at the time of the transaction would have a market value of twice the Purchase Price.  The “flip-over” provision only applies to a merger or similar business combination with an Acquiring Person.

Any rights that are or were, at any time on or after the date an Acquiring Person becomes such, beneficially owned by an Acquiring Person or any affiliate or associate of an Acquiring Person (or a transferee thereof) will become null and void and any holder of any such right (including any subsequent holder) will be unable to exercise any such right.

The Rights are redeemable by the Board at a redemption price of $0.001 per Right (the “Redemption Price”) any time prior to the earlier of (i) the Distribution Date and (ii) the Expiration Date (the date of such redemption being the “Redemption Date”).  Immediately upon the action of the Board electing to redeem the Rights, and without any further action and without any notice, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

After there is an Acquiring Person the Board may elect to exchange each Right (other than Rights owned by an Acquiring Person which will have become void) for consideration per Right consisting of (i)  Common Shares at an exchange ratio of one Common Share per Right (or other cash, property, Preferred Shares, Common Shares, debt securities or any combination thereof having an aggregate value equal to the value of the Common Shares that otherwise would have been issuable), (ii) one-half of the securities that would be issuable at such time upon the exercise of one Right pursuant to the terms of the Rights Agreement, or (iii) cash in an amount equal to the Purchase Price. Notwithstanding the foregoing, the Board is not empowered to effect such exchange at any time after any person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common Shares for or pursuant to the terms of any such plan), together with all affiliates and associates of such person, becomes the beneficial owner of 50% or more of the Common Shares then outstanding.

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At any time prior to such time as there shall be an Acquiring Person, the Company may, without the approval of any holder of the Rights, supplement or amend any provision of the Rights Agreement (including the date on which the Distribution Date will occur, the amount of the Purchase Price or the definition of “Acquiring Person”), except that no supplement or amendment may be made that extends the Expiration Date or reduces the Redemption Price.

Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to receive dividends.

Stockholder Approval

Stockholders are being asked to approve the extension of the Rights Plan. If stockholders do not approve the extension, the Rights Plan will expire on March 11, 2014. If the Rights Plan is not extended, the Board will consider its response to such vote in accordance with its fiduciary duties to all stockholders and in light of the then-existing facts and circumstances. The Board of Directors would retain the right to adopt in the future a new rights agreement or comparable plan if, in the exercise of its fiduciary duties, the Board determined that such adoption was in the best interests of the Company and its stockholders.

The Board of Directors recommends that Stockholders vote “FOR” approval of the Shareholder Rights Plan.

Fees of the Independent Registered Public Accounting Firm

The following table presents the fees billed or to be billed to ITEX for audit and other services rendered by Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) for the audit of our annual financial statements for the years ended July 31, 2013 and 2012.

Year Ended July 31	2013	2012
Audit Fees(1)	$114,500	$113,500
Audit Related Fees(2)	0	0
Tax Fees(3)	—	—
Total	$114,500	$113,500

(1)	Audit Fees include our quarterly reviews and performance of our annual audit.

(2)	Audit Related Fees consist of assurance and related services that are reasonably related to the performance of the audit or review of ITEX’s financial statements. This category includes fees related to the performance of audits and attest services not required by statute or regulations, and accounting consultations regarding proposed transactions and acquisitions.

(3)	Tax Fees consist of the aggregate fees billed for professional services rendered by EKS&H for tax compliance, tax advice, and tax planning.

Pre-approval Policies and Procedures

In accordance with Audit Committee policy, the Audit Committee pre-approves all audit and permissible non-audit services provided by the independent auditors. These services may include audit services, audit-related services, tax services and other services. The Audit Committee has pre-approved all of the services provided by Ehrhardt Keefe Steiner & Hottman PC referred to above. In some cases, the Audit Committee provides pre-approval for up to a year, related to a particular defined task or scope of work and subject to a specific budget. In other cases, a designated member of the Audit Committee may have the delegated authority from the Audit Committee to pre-approve additional services, and then must communicate such pre-approvals to the full Audit Committee. The independent auditors and management are required to periodically report to the Audit Committee regarding the extent of services provided by the independent auditors in accordance with this pre-approval.

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Report of the Audit Committee

The Audit Committee oversees our financial reporting process on behalf of the Board. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements and for the public reporting process. Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”), our independent registered public accounting firm for 2013, is responsible for expressing an opinion that our consolidated financial statements present fairly, in all material respects, the financial position, results of operations and cash flows in conformity with accounting principles generally accepted in the United States.

In this context, the Audit Committee has reviewed and discussed with our management our audited consolidated financial statements for the fiscal year ended July 31, 2013. The Committee has discussed with EKS&H the matters required to be discussed by Statement on Auditing Standards No. 61 (“Communication with Audit Committees”), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

The Audit Committee has also received the written disclosures and the letter from EKS&H required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EKS&H the independent accountant’s independence.

Based on the review and discussions noted above, the Audit Committee recommended to the Board that our audited consolidated financial statements be included in our Annual Report on Form 10-K for the fiscal year ended July 31, 2013, for filing with the Securities and Exchange Commission.

Submitted by:

Members of the Audit Committee:

Tim Morones (Chairman)

Eric Best

Kevin Callan

ITEM 6    Ratification of the Appointment of Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has appointed Ehrhardt Keefe Steiner & Hottman PC (“EKS&H”) as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2014. Prior to this appointment, the Audit Committee considered the prior performance and quality controls of EKS&H and concluded it was capable of providing high quality, independent auditing services to the Company. EKS&H has been our independent audit firm since 1998. Among other matters, the Audit Committee concluded that current requirements for audit partner rotation, auditor independence through limitation of services and other regulations affecting the audit engagement process have substantially assisted in maintaining auditor independence despite the long-term nature of EKS&H’s service to us. We obtain tax services from another service provider.

Although stockholder ratification of the appointment of EKS&H is not required, the Board requests ratification of this appointment by the stockholders. If stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain EKS&H.

A representatives of EKS&H is expected to be present at the meeting, and will have the opportunity to make a statement and will be available to respond to appropriate questions.

The Board of directors recommends that Shareholders vote “FOR” the ratification of the appointment of Ehrhardt Keefe Steiner & Hottman PC as the independent registered public accounting firm of the Company for the fiscal year ending July 31, 2014.

2013 Proxy Statement - 33

STOCK OWNERSHIP

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information that has been provided to the Company regarding the beneficial ownership as of July 31, 2013 of the Company’s common stock by (a) each person who is known by the Company to be a beneficial owner of more than five percent of the outstanding common stock of the Company, (b) each director or director nominee of the Company, (c) each of the named executive officers, and (d) all directors and executive officers of the Company as a group.

Name and Address (1) Of Beneficial Owner	Shares (2) Beneficially Owned	Percent (3) of Voting Shares

Current Directors and Executive Officers:
Steven White (4)	577,684	19.9%
Eric Best	20,000	*
Kevin Callan	5,000	*
Tim Morones	5,000	*
John Wade	57,000	2.0%

All current directors and executive officers as a group (5 persons)	664,684	22.9%

Other Beneficial Owners:
The Lion Fund, L.P. (5)	340,840	11.7%
Pagidipati Family, L.P. (6)	183,478	6.3%

*	Less than one percent.

(1)	Except as noted below, the business address of the current directors and executive officers is c/o ITEX Corporation, 3326 – 160th Ave. SE, Suite 100, Bellevue, WA 98008.

(2)	Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned and the percentage ownership of an individual or group, any shares that the individual or group may acquire within 60 days, including through the exercise of stock options or vesting of restricted stock units, are deemed outstanding. These shares, however, are not deemed outstanding for purposes of computing the ownership of any other person. To our knowledge, except as indicated in the footnotes to this table and subject to applicable community property laws, the stockholders named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(3)	Percentage of beneficial ownership is based upon 2,903,373 voting shares outstanding as of the July 31, 2013 (including shares of unvested restricted stock).

(4)	Mr. White has 190,000 unvested restricted stock awards outstanding.

(5)	The latest Schedule 13D filed by the beneficial owners indicated that 340,840 shares are held by The Lion Fund, L.P., Biglari Capital Corp. and Sardar Biglari. The principal business address of each of the Lion Fund, Biglari Capital Corp. and Sardar Biglari is 17802 IH 10 West, Suite 400, San Antonio, Texas 78257.

(6)	Based on beneficial ownership information dated as of May 9, 2013. Includes shares beneficially owned by Rahul Pagidipati and Dr. Devaiah Pagidipati, who have voting and investment power with respect to the Pagidipati Family, L.P.

2013 Proxy Statement - 34

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that our directors and executive officers, and persons who own more than ten percent of our common stock, including members of any 13(d) group, file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater-than-ten percent stockholders are required by the SEC regulation to furnish us with copies of all Section 16(a) forms they file. Specific due dates have been established by the SEC, and we are required to disclose in this report any failure to file by those dates. Based solely on our review of such forms in our possession and on written representations from reporting persons, we believe that there has been compliance with all Section 16(a) filing requirements applicable to our officers, directors and ten-percent beneficial owners.

OTHER INFORMATION

The Board of Directors does not presently intend to bring any other business before the meeting, and, as of the date of this proxy statement, we are not aware of any matters to be presented other than those described in this proxy statement. However if any business matters other than those referred to in this proxy statement should properly come before the meeting, the persons named in the proxy will, to the extent permitted by applicable rules of the Securities and Exchange Commission, use their discretion to determine how to vote your shares in accordance with their judgment.

The cost of soliciting proxies on behalf of the Board of Directors will be borne by ITEX. These costs will include the expense of preparing, assembling, printing and mailing the notice, this proxy statement and any other material used in the Board’s solicitation of proxies to stockholders of record and beneficial owners, and reimbursements paid to brokerage firms and others for their reasonable out-of-pocket expenses for forwarding proxy materials to stockholders and obtaining beneficial owners’ voting instructions. We have not retained a proxy solicitor in conjunction with the annual meeting. Our present and former directors and present and former officers and other employees, who will not be additionally compensated for any such services, may solicit proxies by telephone, mail, fax or email, or by meetings with shareholders or their representatives. The employees used in our solicitation have public relations activities which are required to be performed as part of the normal course of their employment. Solicitations may also be made by press release, public statements or through the investor relations portion of our website at www.itex.com,

This proxy statement, our Form 10-K for the fiscal year ended July 31, 2013 and other materials are available to you on the Internet. Stockholders who access the Company’s materials this way get the information they need electronically, which allows us to reduce printing and delivery costs. The Notice contains instructions as to how to access and review these materials. You may also refer to the Notice for instructions regarding how to request paper copies of these materials.

We hereby incorporate by reference into this proxy statement “Item 10: Directors and Executive Officers of the Registrant” of our Annual Report on Form 10-K for the fiscal year ended July 31, 2013.

By Order of the Board of Directors

John Wade
CFO and Corporate Secretary
Bellevue, Washington

2013 Proxy Statement - 35

ANNEX A

ITEX CORPORATION

2014 EQUITY INCENTIVE PLAN

1.           Purpose, Effective Date and Term of Plan

1.1          Purpose. The purpose of the Plan is to advance the interests of ITEX Corporation (the “Company”) and its stockholders by providing an incentive to attract, retain and reward persons performing services for the Company and by motivating such persons to contribute to the growth and profitability of the Company.

1.1          Effective Date. The ITEX Corporation 2014 Equity Incentive Plan (the “Plan”) is hereby established effective as of December 13, 2013, subject to approval of the stockholders of the Company.

1.3          Term of Plan. The Plan shall continue in effect until its termination by the Committee; provided, however, that, to the extent required by applicable law, all Awards shall be granted, if at all, within ten (10) years from the date the Plan is approved by stockholders.

1.4          Definitions. Capitalized terms used in this Plan not defined in the text shall have their respective meanings set forth in Section 14.

2.           Administration

2.1          Administration by the Committee. The Plan shall be administered by the Committee. All questions of interpretation of the Plan, of any Award Agreement or of any other form of agreement or other document employed by the Company in the administration of the Plan or of any Award shall be determined by the Committee, and such determinations shall be final, binding and conclusive upon all persons having an interest in the Plan or such Award, unless fraudulent or made in bad faith. Any and all actions, decisions and determinations taken or made by the Committee in the exercise of its discretion pursuant to the Plan or Award Agreement or other agreement thereunder (other than determining questions of interpretation pursuant to the preceding sentence) shall be final, binding and conclusive upon all persons having an interest therein.

2.2          Authority of Officers. Any Officer shall have the authority to act on behalf of the Company with respect to any matter, right, obligation, determination or election which is the responsibility of or which is allocated to the Company herein, provided the Officer has apparent authority with respect to such matter, right, obligation, determination or election.

2.3          Administration with Respect to Insiders. With respect to participation by Insiders in the Plan, at any time that any class of equity security of the Company is registered pursuant to Section 12 of the Exchange Act, the Plan shall be administered in compliance with the requirements, if any, of Rule 16b-3.

2.4          Powers of the Committee. In addition to any other powers set forth in the Plan and subject to the provisions of the Plan, the Committee shall have the full and final power and authority, in its discretion:

(a)	to determine the persons to whom, and the time or times at which, Awards shall be granted and the number of shares of Stock to be subject to each Award;

(b)	to determine the type of Award granted;

(c)	to determine the Fair Market Value of shares of Stock or other property;

(d)	to determine the terms, conditions and restrictions applicable to each Award (which need not be identical) and any shares acquired pursuant thereto, including, without limitation, (i) the exercise or purchase price of shares pursuant to any Award, (ii) the method of payment for shares purchased pursuant to any Award, (iii) the method for satisfaction of any tax withholding obligation arising in connection with Award, including by the withholding or delivery of shares of Stock, (iv) the timing, terms and conditions of the exercisability or vesting of any Award or any shares acquired pursuant thereto, (v) the time of the expiration of any Award, (vi) the effect of the Participant’s termination of Service on any of the foregoing, and (vii) all other terms, conditions and restrictions applicable to any Award or shares acquired pursuant thereto not inconsistent with the terms of the Plan;

(e)	to determine whether an Award will be settled in shares of Stock, cash, or in any combination thereof;

(f)	to approve one or more forms of Award Agreement;

(g)	to amend, modify, extend, cancel or renew any Award or to waive any restrictions or conditions applicable to any Award or any shares acquired upon the exercise thereof;

(h)	to accelerate, continue, extend or defer the exercisability of any Award or the vesting of any shares acquired upon the exercise thereof, including with respect to the period following a Participant’s termination of Service;

(i)	to prescribe, amend or rescind rules, guidelines and policies relating to the Plan, or to adopt sub-plans or supplements to, or alternative versions of, the Plan, including, without limitation, as the Committee deems necessary or desirable to comply with the laws or regulations of or to accommodate the tax policy, accounting principles or custom of, foreign jurisdictions whose citizens may be granted Awards; and

(j)	to correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award Agreement and to make all other determinations and take such other actions with respect to the Plan or any Award as the Committee may deem advisable to the extent not inconsistent with the provisions of the Plan or applicable law.

2.5          Indemnification. In addition to such other rights of indemnification as they may have as members of the Board or the Committee or as officers or employees of the Company, members of the Board or the Committee and any officers or employees of the Company to whom authority to act for the Board, the Committee or the Company is delegated shall be indemnified by the Company against all reasonable expenses, including attorneys’ fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan, or any right granted hereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit or proceeding that such person is liable for gross negligence, bad faith or intentional misconduct in duties; provided, however, that within sixty (60) days after the institution of such action, suit or proceeding, such person shall offer to the Company, in writing, the opportunity at its own expense to handle and defend the same.

3.           Shares Subject to Plan

3.1          Maximum Number of Shares Issuable. Subject to adjustment as provided in Sections 3.2 and 3.3, the maximum aggregate number of shares of Stock that may be issued under the Plan shall be four hundred thousand (400,000) which shall consist of authorized but unissued or reacquired shares of Stock or any combination thereof.

3.2          Share Counting. If an outstanding Award for any reason expires or is terminated or canceled without having been exercised or settled in full, or if shares of Stock acquired pursuant to an Award subject to forfeiture are forfeited, the shares of Stock allocable to the terminated portion of such Award or such forfeited shares of Stock shall again be available for issuance under the Plan. Shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash. Shares withheld or reacquired by the Company in satisfaction of tax withholding obligations pursuant to Section 10.2, or repurchased by the Company, shall not again be available for issuance under the Plan.

3.3          Adjustments for Changes in Capital Structure. Subject to any required action by the stockholders of the Company, in the event of any change in the Stock effected without receipt of consideration by the Company, whether through merger, consolidation, reorganization, reincorporation, recapitalization, reclassification, stock dividend, stock split, reverse stock split, split-up, split-off, spin-off, combination of shares, exchange of shares, or similar change in the capital structure of the Company, or in the event of payment of a dividend or distribution to the stockholders of the Company in a form other than Stock (excepting normal cash dividends) that has a material effect on the Fair Market Value of shares of Stock, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to any outstanding Awards, and in the exercise or purchase price per share of any outstanding Awards in order to prevent dilution or enlargement of Participants’ rights under the Plan. For purposes of the foregoing, conversion of any convertible securities of the Company shall not be treated as “effected without receipt of consideration by the Company.” If a majority of the shares which are of the same class as the shares that are subject to outstanding Awards are exchanged for, converted into, or otherwise become (whether or not pursuant to an Ownership Change Event) shares of another corporation (the “New Shares”), the Committee may unilaterally amend the outstanding Awards to provide that such Awards are for New Shares. In the event of any such amendment, the number of shares subject to, and the exercise or purchase price per share of, the outstanding Awards shall be adjusted in a fair and equitable manner as determined by the Committee, in its discretion. Any fractional share resulting from an adjustment pursuant to this Section shall be rounded down to the nearest whole number, and the exercise price per share shall be rounded up to the nearest whole cent. In no event may the exercise price of any Award be decreased to an amount less than the par value, if any, of the stock subject to the Award. The Committee in its sole discretion, may also make such adjustments in the terms of any Award to reflect, or related to, such changes in the capital structure of the Company or distributions as it deems appropriate. The adjustments determined by the Committee pursuant to this Section shall be final, binding and conclusive.

4.           Eligibility

4.1          Persons Eligible for Awards. Awards may be granted only to Employees, Consultants and Directors.

4.2          Participation in Plan. Awards are granted solely at the discretion of the Committee. Eligible persons may be granted more than one Award. However, eligibility in accordance with this Section shall not entitle any person to be granted an Award, or, having been granted an Award, to be granted an additional Award.

5.           Restricted Stock Awards

Restricted Stock Awards shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Awards may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

5.1          Types of Restricted Stock Awards Authorized. Restricted Stock Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals or corporate objectives.

5.2          Purchase Price. No monetary payment (other than applicable tax withholding) shall be required as a condition of receiving shares of Stock pursuant to a Restricted Stock Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

5.3          Vesting and Restrictions on Transfer. Shares issued pursuant to any Restricted Stock Award may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. During any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, such shares may not be sold, exchanged, transferred, pledged, assigned or otherwise disposed of other than pursuant to an Ownership Change Event or as provided in Section 5.6. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to such Restricted Stock Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the next trading day on which the sale of such shares would not violate the Insider Trading Policy. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

5.4          Voting Rights; Dividends and Distributions. Except as provided in this Section, Section 5.5 and any Award Agreement, during any period in which shares acquired pursuant to a Restricted Stock Award remain subject to Vesting Conditions, the Participant shall have all of the rights of a stockholder of the Company holding shares of Stock, including the right to vote such shares and to receive all dividends and other distributions paid with respect to such shares. However, in the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 3.3, any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant is entitled by reason of the Participant’s Restricted Stock Award shall be immediately subject to the same Vesting Conditions as the shares subject to the Restricted Stock Award with respect to which such dividends or distributions were paid or adjustments were made.

5.5          Effect of Termination of Service. Unless otherwise provided by the Committee in the Award Agreement evidencing a Restricted Stock Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary, then the Participant shall forfeit to the Company any shares acquired by the Participant pursuant to a Restricted Stock Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company.

5.6          Nontransferability of Restricted Stock Award Rights. Rights to acquire shares of Stock pursuant to a Restricted Stock Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or the laws of descent and distribution. All rights with respect to a Restricted Stock Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

6.           Restricted Stock Unit Awards.

Restricted Stock Unit Awards shall be evidenced by Award Agreements specifying the number of Restricted Stock Units subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Restricted Stock Units may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

6.1          Grant of Restricted Stock Unit Awards. Restricted Stock Unit Awards may be granted upon such conditions as the Committee shall determine, including, without limitation, upon the attainment of one or more performance goals.

6.2          Purchase Price. No monetary payment (other than applicable tax withholding, if any) shall be required as a condition of receiving a Restricted Stock Unit Award, the consideration for which shall be services actually rendered to the Company or for its benefit.

6.3          Vesting. Restricted Stock Unit Awards may (but need not) be made subject to Vesting Conditions based upon the satisfaction of such Service requirements, conditions, restrictions or performance criteria as shall be established by the Committee and set forth in the Award Agreement evidencing such Award. The Committee, in its discretion, may provide in any Award Agreement evidencing a Restricted Stock Unit Award that, if the satisfaction of Vesting Conditions with respect to any shares subject to the Award would otherwise occur on a day on which the sale of such shares would violate the provisions of the Insider Trading Policy, then satisfaction of the Vesting Conditions automatically shall be determined on the first to occur of (a) the next trading day on which the sale of such shares would not violate the Insider Trading Policy or (b) the later of (i) the last day of the calendar year in which the original vesting date occurred or (ii) the last day of the Company’s taxable year in which the original vesting date occurred.

6.4          Voting Rights, Dividend Equivalent Rights and Distributions. Participants shall have no voting rights with respect to shares of Stock represented by Restricted Stock Units until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). However, the Committee, in its discretion, may provide in the Award Agreement evidencing any Restricted Stock Unit Award that the Participant shall be entitled to Dividend Equivalent Rights with respect to the payment of cash dividends on Stock during the period beginning on the date such Award is granted and ending, with respect to each share subject to the Award, on the earlier of the date the Award is settled or the date on which it is terminated. Such Dividend Equivalent Rights, if any, shall be paid by crediting the Participant with additional whole Restricted Stock Units as of the date of payment of such cash dividends on Stock. The number of additional Restricted Stock Units (rounded to the nearest whole number) to be so credited shall be determined by dividing (a) the amount of cash dividends paid on such date with respect to the number of shares of Stock represented by the Restricted Stock Units previously credited to the Participant by (b) the Fair Market Value per share of Stock on such date. Such additional Restricted Stock Units shall be subject to the same terms and conditions and shall be settled in the same manner and at the same time as the Restricted Stock Units originally subject to the Restricted Stock Unit Award. In the event of a dividend or distribution paid in shares of Stock or other property or any other adjustment made upon a change in the capital structure of the Company as described in Section 3.3, appropriate adjustments shall be made in the Participant’s Restricted Stock Unit Award so that it represents the right to receive upon settlement any and all new, substituted or additional securities or other property (other than normal cash dividends) to which the Participant would be entitled by reason of the shares of Stock issuable upon settlement of the Award, and all such new, substituted or additional securities or other property shall be immediately subject to the same Vesting Conditions as are applicable to the Award.

6.5          Effect of Termination of Service. Unless otherwise provided by the Committee and set forth in the Award Agreement evidencing a Restricted Stock Unit Award, if a Participant’s Service terminates for any reason, whether voluntary or involuntary, then the Participant shall forfeit to the Company any Restricted Stock Units pursuant to the Award which remain subject to Vesting Conditions as of the date of the Participant’s termination of Service.

6.6          Settlement of Restricted Stock Unit Awards. The Company shall issue to a Participant on the date on which Restricted Stock Units subject to the Participant’s Restricted Stock Unit Award vest or on such other date determined by the Committee, in its discretion, and set forth in the Award Agreement one (1) share of Stock (and/or any other new, substituted or additional securities or other property pursuant to an adjustment described in Section 6.4) for each Restricted Stock Unit then becoming vested or otherwise to be settled on such date, subject to the withholding of applicable taxes, if any. If permitted by the Committee, the Participant may elect, consistent with the requirements of Section 409A, to defer receipt of all or any portion of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section, and such deferred issuance date(s) and amount(s) elected by the Participant shall be set forth in the Award Agreement. Notwithstanding the foregoing, the Committee, in its discretion, may provide in any Award Agreement for settlement of any Restricted Stock Unit Award by payment to the Participant in cash of an amount equal to the Fair Market Value on the payment date of the shares of Stock or other property otherwise issuable to the Participant pursuant to this Section.

6.7          Nontransferability of Restricted Stock Unit Awards. The right to receive shares pursuant to a Restricted Stock Unit Award shall not be subject in any manner to anticipation, alienation, sale, exchange, transfer, assignment, pledge, encumbrance, or garnishment by creditors of the Participant or the Participant’s beneficiary, except transfer by will or by the laws of descent and distribution. All rights with respect to a Restricted Stock Unit Award granted to a Participant hereunder shall be exercisable during his or her lifetime only by such Participant or the Participant’s guardian or legal representative.

7.           Unrestricted Stock Awards; Stock and Cash Bonuses

Unrestricted Stock Awards and Stock Bonuses shall be evidenced by Award Agreements specifying the number of shares of Stock subject to the Award, in such form as the Committee shall from time to time establish. Award Agreements evidencing Unrestricted Stock Awards or Stock Bonuses may incorporate all or any of the terms of the Plan by reference and shall comply with and be subject to the following terms and conditions:

7.1           The Committee may grant issue to a Participant Unrestricted Stock Awards or Stock Bonuses in such amounts as it shall determine from time to time. An Unrestricted Stock Award shall be granted or Stock Bonus paid at such time (including a future date selected by the Committee at the time of grant) and subject to such conditions as the Committee shall determine at the time of the grant of such Unrestricted Stock Award or Stock Bonus. By way of example and not by way of limitation, the Committee may require, as a condition to the grant of an Unrestricted Stock Award or payment of a Stock Bonus, that the Participant or the Company achieve such performance criteria or corporate objectives as the Committee may specify at the time of the grant. Certificates for shares of Company Stock granted as an Unrestricted Stock Award or a Stock Bonus shall be issued in the name of the Participant to whom such grant was made and delivered to such Participant as soon as practicable after the date on which such Unrestricted Stock Award is granted or Stock Bonus is required to be paid. Prior to the date on which an Unrestricted Stock Award is granted or a Stock Bonus awarded hereunder is required to be paid, such Award shall constitute an unfunded, unsecured promise by the Company to distribute Company Stock in the future.

7.2           The Committee may, in its absolute discretion, in connection with any grant of Unrestricted Stock, Restricted Stock or a Stock Bonus or at any time thereafter, grant a cash bonus, payable promptly after the date on which the Participant is required to recognize income for federal income tax purposes in connection with such grant of Unrestricted Stock, Restricted Stock or Stock Bonus, in such amounts as the Committee shall determine from time to time; provided, however, that in no event shall the amount of a Cash Bonus exceed the Fair Market Value of the related shares of Unrestricted Stock, Restricted Stock or Stock Bonus on such date. A cash bonus shall be subject to such conditions as the Committee shall determine at the time of the grant of such cash bonus.

8.           Standard Forms of Award Agreements

8.1          Award Agreements. Each Award shall comply with and be subject to the terms and conditions set forth in the appropriate form of Award Agreement approved by the Committee and as amended from time to time. No Award or purported Award shall be a valid and binding obligation of the Company unless evidenced by a fully executed Award Agreement. Any Award Agreement may consist of an appropriate form of Notice of Grant and a form of Agreement incorporated therein by reference, or such other form or forms, including electronic media, as the Committee may approve from time to time.

8.2          Authority to Vary Terms. The Committee shall have the authority from time to time to vary the terms of any standard form of Award Agreement either in connection with the grant or amendment of an individual Award or in connection with the authorization of a new standard form or forms; provided, however, that the terms and conditions of any such new, revised or amended standard form or forms of Award Agreement are not inconsistent with the terms of the Plan.

9.           Change in Control

9.1          Effect of Change in Control on Awards. Subject to the requirements and limitations of Section 409A if applicable, the Committee may provide for any one or more of the following:

(a) Accelerated Vesting. The Committee may, in its discretion, provide in any Award Agreement or, in the event of a Change in Control, may take such actions as it deems appropriate to provide for the acceleration of the exercisability, vesting and/or settlement in connection with such Change in Control of each or any outstanding Award or portion thereof and shares acquired pursuant thereto upon such conditions, including termination of the Participant’s Service prior to, upon, or following such Change in Control, to such extent as the Committee shall determine.

(b) Assumption, Continuation or Substitution. In the event of a Change in Control, the surviving, continuing, successor, or purchasing corporation or other business entity or parent thereof, as the case may be (the “Acquiror”), may, without the consent of any Participant, either assume or continue the Company’s rights and obligations under each or any Award or portion thereof outstanding immediately prior to the Change in Control or substitute for each or any such outstanding Award or portion thereof a substantially equivalent award with respect to the Acquiror’s stock, as applicable. For purposes of this Section, if so determined by the Committee, in its discretion, an Award denominated in shares of Stock shall be deemed assumed if, following the Change in Control, the Award confers the right to receive, subject to the terms and conditions of the Plan and the applicable Award Agreement, for each share of Stock subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, other securities or property or a combination thereof) to which a holder of a share of Stock on the effective date of the Change in Control was entitled; provided, however, that if such consideration is not solely common stock of the Acquiror, the Committee may, with the consent of the Acquiror, provide for the consideration to be received upon the exercise or settlement of the Award, for each share of Stock subject to the Award, to consist solely of common stock of the Acquiror equal in Fair Market Value to the per share consideration received by holders of Stock pursuant to the Change in Control. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. Any Award or portion thereof which is neither assumed or continued by the Acquiror in connection with the Change in Control nor exercised or settled as of the time of consummation of the Change in Control shall terminate and cease to be outstanding effective as of the time of consummation of the Change in Control.

(c) Cash-Out of Awards. The Committee may, in its discretion and without the consent of any Participant, determine that, upon the occurrence of a Change in Control, each or any Award or a portion thereof outstanding immediately prior to the Change in Control and not previously exercised or settled shall be canceled in exchange for a payment with respect to each vested share (and each unvested share, if so determined by the Committee) of Stock subject to such canceled Award in (i) cash, (ii) stock of the Company or of a corporation or other business entity a party to the Change in Control, or (iii) other property which, in any such case, shall be in an amount having a Fair Market Value equal to the Fair Market Value of the consideration to be paid per share of Stock in the Change in Control, reduced by the exercise or purchase price per share, if any, under such Award. If any portion of such consideration may be received by holders of Stock pursuant to the Change in Control on a contingent or delayed basis, the Committee may, in its sole discretion, determine such Fair Market Value per share as of the time of the Change in Control on the basis of the Committee’s good faith estimate of the present value of the probable future payment of such consideration. In the event such determination is made by the Committee, the amount of such payment (reduced by applicable withholding taxes, if any) shall be paid to Participants in respect of the vested portions of their canceled Awards as soon as practicable following the date of the Change in Control and in respect of the unvested portions of their canceled Awards in accordance with the vesting schedules applicable to such Awards.

9.2          Federal Excise Tax under Section 4999 of the Code.

(a) Excess Parachute Payment. In the event that any acceleration of vesting pursuant to an Award and any other payment or benefit received or to be received by a Participant would subject the Participant to any excise tax pursuant to Section 4999 of the Code due to the characterization of such acceleration of vesting, payment or benefit as an “excess parachute payment” under Section 280G of the Code, the Participant may elect, in his or her sole discretion, to reduce the amount of any acceleration of vesting called for under the Award in order to avoid such characterization.

(b) Determination by Independent Accountants. To aid the Participant in making any election called for under Section 10.2(a), no later than the date of the occurrence of any event that might reasonably be anticipated to result in an “excess parachute payment” to the Participant as described in Section 10.2(a), the Company shall request a determination in writing by independent public accountants selected by the Company (the “Accountants”). As soon as practicable thereafter, the Accountants shall determine and report to the Company and the Participant the amount of such acceleration of vesting, payments and benefits which would produce the greatest after-tax benefit to the Participant. For the purposes of such determination, the Accountants may rely on reasonable, good faith interpretations concerning the application of Sections 280G and 4999 of the Code. The Company and the Participant shall furnish to the Accountants such information and documents as the Accountants may reasonably request in order to make their required determination. The Company shall bear all fees and expenses the Accountants may reasonably charge in connection with their services contemplated by this Section 10.2(b).

10.          Tax Withholding

10.1          Tax Withholding in General. The Company shall have the right to deduct from any and all payments made under the Plan, or to require the Participant, through payroll withholding, cash payment or otherwise, to make adequate provision for, the federal, state, local and foreign taxes, if any, required by law to be withheld by the Company with respect to an Award or the shares acquired pursuant thereto. The Company shall have no obligation to deliver shares of Stock, to release shares of Stock from an escrow established pursuant to an Award Agreement, or to make any payment in cash under the Plan until the Company’s tax withholding obligations have been satisfied by the Participant.

10.2          Withholding in Shares. The Company shall have the right, but not the obligation, to deduct from the shares of Stock issuable to a Participant upon the exercise or settlement of an Award, or to accept from the Participant the tender of, a number of whole shares of Stock having a Fair Market Value, as determined by the Company, equal to all or any part of the tax withholding obligations of the Company. The Fair Market Value of any shares of Stock withheld or tendered to satisfy any such tax withholding obligations shall not exceed the amount determined by the applicable minimum statutory withholding rates.

11.         Compliance with Securities Law

The grant of Awards and the issuance of shares of Stock pursuant to any Award shall be subject to compliance with all applicable requirements of federal, state and foreign law with respect to such securities and the requirements of any stock exchange or market system upon which the Stock may then be listed. In addition, no Award may be exercised or shares issued pursuant to an Award unless (a) a registration statement under the Securities Act shall at the time of such exercise or issuance be in effect with respect to the shares issuable pursuant to the Award or (b) in the opinion of legal counsel to the Company, the shares issuable pursuant to the Award may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. The inability of the Company to obtain from any regulatory body having jurisdiction the authority, if any, deemed by the Company’s legal counsel to be necessary to the lawful issuance and sale of any shares hereunder shall relieve the Company of any liability in respect of the failure to issue or sell such shares as to which such requisite authority shall not have been obtained. As a condition to issuance of any Stock, the Company may require the Participant to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

12.         Amendment or Termination of Plan

The Committee may amend, suspend or terminate the Plan at any time. However, without the approval of the Company’s stockholders, there shall be no amendment of the Plan that would increase the number of shares authorized for issuance, or require approval of the Company’s stockholders under any applicable law, regulation or rule, including the rules of any stock exchange or market system upon which the Stock may then be listed. No amendment, suspension or termination of the Plan shall affect any then outstanding Award unless expressly provided by the Committee. Except as provided by the next sentence, no amendment, suspension or termination of the Plan may adversely affect any then outstanding Award without the consent of the Participant. Notwithstanding any other provision of the Plan or any Award Agreement to the contrary, the Committee may, in its sole and absolute discretion and without the consent of any Participant, amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as it deems necessary or advisable for the purpose of conforming the Plan or such Award Agreement to any present or future law, regulation or rule applicable to the Plan, including, but not limited to, Section 409A of the Code and all applicable guidance promulgated thereunder.

13.         Miscellaneous Provisions

13.1          Repurchase Rights. Shares issued under the Plan may be subject to one or more repurchase options, or other conditions and restrictions as determined by the Committee in its discretion at the time the Award is granted. The Company shall have the right to assign at any time any repurchase right it may have, whether or not such right is then exercisable, to one or more persons as may be selected by the Company. Upon request by the Company, each Participant shall execute any agreement evidencing such transfer restrictions prior to the receipt of shares of Stock hereunder and shall promptly present to the Company any and all certificates representing shares of Stock acquired hereunder for the placement on such certificates of appropriate legends evidencing any such transfer restrictions.

13.2          Forfeiture Events.

(a) The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of Service for Cause or any act by a Participant, whether before or after termination of Service, that would constitute Cause for termination of Service.

(b) In the event of a restatement of our financial results to correct a material error or inaccuracy resulting in whole or in part from the fraud or intentional misconduct of an officer who is subject to Section 16 of the Securities Exchange Act of 1934, to the extent permitted by applicable law, we may take such actions as we determine to be appropriate to recover compensation provided to such officer under the Plan, including without limitation cancellation of outstanding awards or recovery of all or a portion of any gain realized upon vesting, settlement, or exercise of an award or recovery of all or a portion of any proceeds resulting from any disposition of shares received pursuant to an award.

(c) If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, any Participant who knowingly or through gross negligence engaged in the misconduct, or who knowingly or through gross negligence failed to prevent the misconduct, and any Participant who is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002, shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever first occurred) of the financial document embodying such financial reporting requirement.

13.3          Provision of Information. Each Participant shall be given access to information concerning the Company equivalent to that information generally made available to the Company’s common stockholders.

13.4          Rights as Employee, Consultant or Director. No person, even though eligible pursuant to Section 4, shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant. Nothing in the Plan or any Award granted under the Plan shall confer on any Participant a right to remain an Employee, Consultant or Director or interfere with or limit in any way any right of the Company to terminate the Participant’s Service at any time.

13.5          Rights as a Stockholder. A Participant shall have no rights as a stockholder with respect to any shares covered by an Award until the date of the issuance of such shares (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company). No adjustment shall be made for dividends, distributions or other rights for which the record date is prior to the date such shares are issued, except as provided in Section 3.3 or another provision of the Plan.

13.6          Delivery of Title to Shares. Subject to any governing rules or regulations, the Company shall issue or cause to be issued the shares of Stock acquired pursuant to an Award and shall deliver such shares to or for the benefit of the Participant by means of one or more of the following: (a) by delivering to the Participant evidence of book entry shares of Stock credited to the account of the Participant, (b) by depositing such shares of Stock for the benefit of the Participant with any broker with which the Participant has an account relationship, or (c) by delivering such shares of Stock to the Participant in certificate form.

13.7          Fractional Shares. The Company shall not be required to issue fractional shares upon the exercise or settlement of any Award.

13.8          Retirement and Welfare Plans. Neither Awards made under this Plan nor shares of Stock or cash paid pursuant to such Awards shall be included as “compensation” for purposes of computing the benefits payable to any Participant under any retirement plan of the Company (both qualified and non-qualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing such benefits.

13.9          Severability. If any one or more of the provisions (or any part thereof) of this Plan shall be held invalid, illegal or unenforceable in any respect, such provision shall be modified so as to make it valid, legal and enforceable, and the validity, legality and enforceability of the remaining provisions (or any part thereof) of the Plan shall not in any way be affected or impaired thereby.

13.10          No Constraint on Corporate Action. Nothing in this Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or (b) limit the right or power of the Company to take any action which such entity deems to be necessary or appropriate.

13.11          Unfunded Obligation. Participants shall have the status of general unsecured creditors of the Company. Any amounts payable to Participants pursuant to the Plan shall be unfunded and unsecured obligations for all purposes, including, without limitation, Title I of the Employee Retirement Income Security Act of 1974. The Company shall be required to segregate any monies from its general funds, or to create any trusts, or establish any special accounts with respect to such obligations. The Company shall retain at all times beneficial ownership of any investments, including trust investments, which the Company may make to fulfill its payment obligations hereunder. Any investments or the creation or maintenance of any trust or any Participant account shall not create or constitute a trust or fiduciary relationship between the Committee or the Company and a Participant, or otherwise create any vested or beneficial interest in any Participant or the Participant’s creditors in any assets of the Company. The Participants shall have no claim against the Company for any changes in the value of any assets which may be invested or reinvested by the Company with respect to the Plan.

13.12          Choice of Law. Except to the extent governed by applicable federal law, the validity, interpretation, construction and performance of the Plan and each Award Agreement shall be governed by the laws of the State of Washington, without regard to its conflict of law rules.

14.         Definitions and Construction.

14.1 Definitions. Whenever used herein, the following terms shall have their respective meanings set forth below:

(a) “Affiliate” means (i) an entity, other than a Parent Corporation, that directly, or indirectly through one or more intermediary entities, controls the Company or (ii) an entity, other than a Subsidiary Corporation, that is controlled by the Company directly or indirectly through one or more intermediary entities. For this purpose, the term “control” (including the term “controlled by”) means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of the relevant entity, whether through the ownership of voting securities, by contract or otherwise; or shall have such other meaning assigned such term for the purposes of registration on Form S-8 under the Securities Act.

(b) “Award” means any Restricted Stock Award, Restricted Stock Unit Award or award of Unrestricted Stock or a Stock Bonus granted under the Plan.

(c) “Award Agreement” means a written or electronic agreement between the Company and a Participant setting forth the terms, conditions and restrictions of the Award granted to the Participant.

(d) “Board” means the Board of Directors of the Company.

(e) “Cause” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or by a written contract of employment or service, any of the following: (i) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of the Company documents or records; (ii) the Participant’s material failure to abide by the Company’s code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct); (iii) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company (including, without limitation, the Participant’s improper use or disclosure of the Company’s confidential or proprietary information); (iv) any intentional act by the Participant which has a material detrimental effect on the Company’s reputation or business; (v) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company of, and a reasonable opportunity to cure, such failure or inability; (vi) any material breach by the Participant of any employment, service, non-disclosure, non-competition, non-solicitation or other similar agreement between the Participant and the Company, which breach is not cured pursuant to the terms of such agreement; or (vii) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company.

(f) “Change in Control” means, unless such term or an equivalent term is otherwise defined with respect to an Award by the Participant’s Award Agreement or written contract of employment or service, the occurrence of any of the following:

(i) any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) becomes the “beneficial owner” (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Company representing more than fifty percent (50%) of the total combined voting power of the Company’s then-outstanding securities entitled to vote generally in the election of Directors; provided, however, that the following acquisitions shall not constitute a Change in Control: (1) an acquisition by any such person who on the Effective Date is the beneficial owner of more than fifty percent (50%) of such voting power, (2) any acquisition directly from the Company, including, without limitation, a public offering of securities, (3) any acquisition by the Company, (4) any acquisition by a trustee or other fiduciary under an employee benefit plan of the Company or (5) any acquisition by an entity owned directly or indirectly by the stockholders of the Company in substantially the same proportions as their ownership of the voting securities of the Company; or

(ii) an Ownership Change Event or series of related Ownership Change Events (collectively, a “Transaction”) in which the stockholders of the Company immediately before the Transaction do not retain immediately after the Transaction direct or indirect beneficial ownership of more than fifty percent (50%) of the total combined voting power of the outstanding securities entitled to vote generally in the election of Directors or, in the case of an Ownership Change Event, the entity to which the assets of the Company were transferred (the “Transferee”), as the case may be; or

(iii) the liquidation or dissolution of the Company. provided, however, that a Change in Control shall be deemed not to include a transaction described in subsections (i) or (ii) of this Section 14.1(f) in which a majority of the members of the board of directors of the continuing, surviving or successor entity, or parent thereof, immediately after such transaction is comprised of Incumbent Directors. Notwithstanding the foregoing, to the extent that any amount constituting Section 409A Deferred Compensation would become payable under this Plan by reason of a Change in Control, such amount shall become payable only if the event constituting a Change in Control would also constitute a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.

For purposes of the preceding sentence, indirect beneficial ownership shall include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company or the Transferee, as the case may be, either directly or through one or more subsidiary corporations or other business entities. The Committee shall have the right to determine whether multiple sales or exchanges of the voting securities of the Company or multiple Ownership Change Events are related, and its determination shall be final, binding and conclusive.

(g) “Code” means the Internal Revenue Code of 1986, as amended, and any applicable regulations promulgated thereunder.

(h) “Committee” means the Compensation Committee and such other committee or subcommittee of the Board, if any, duly appointed to administer the Plan and having such powers in each instance as shall be specified by the Board. If, at any time, there is no committee of the Board then authorized or properly constituted to administer the Plan, the Board shall exercise all of the powers of the Committee granted herein, and, in any event, the Board may in its discretion exercise any or all of such powers. The Board at any time may abolish the Committee and reinvest in the Board the administration of this Plan.

(i) “Company” means ITEX Corporation, a Nevada corporation, or any successor corporation thereto.

(j) “Consultant” means a person engaged to provide consulting or advisory services (other than as an Employee or a Director) to the Company.

(k) “Director” means a member of the Board.

(l) “Disability” means the inability of the Participant, in the opinion of a qualified physician acceptable to the Company, to perform the major duties of the Participant’s position with the Company because of the sickness or injury of the Participant.

(m) “Dividend Equivalent Right” means the right of a Participant, granted at the discretion of the Committee or as otherwise provided by the Plan, to receive a credit for the account of such Participant in an amount equal to the cash dividends paid on one share of Stock for each share of Stock represented by an Award held by such Participant.

(n) “Employee” means any person treated as an employee (including an Officer or a Director who is also treated as an employee) in the records of the Company or any subsidiary corporation (whether now existing or subsequently established). The Company shall determine in good faith and in the exercise of its discretion whether an individual has become or has ceased to be an Employee and the effective date of such individual’s employment or termination of employment, as the case may be. For purposes of an individual’s rights, if any, under the terms of the Plan as of the time of the Company’s determination of whether or not the individual is an Employee, all such determinations by the Company shall be final, binding and conclusive as to such rights, if any, notwithstanding that the Company or any court of law or governmental agency subsequently makes a contrary determination as to such individual’s status as an Employee.

(o) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p) “Fair Market Value” means, as of any date, the value of a share of Stock or other property as determined by the Committee, in its discretion, or by the Company, in its discretion, if such determination is expressly allocated to the Company herein, subject to the following:

(i) If, on such date, the Stock is listed on a national or regional securities exchange or market system, or is quoted on the OTC Markets Group Inc., whether OTCQB or OTCQX (“OTC”), the Fair Market Value of a share of Stock shall be the closing price of a share of Stock (or the mean of the closing bid and asked prices of a share of Stock if the Stock is so quoted instead) as quoted on such national, regional securities exchange, market system or OTC constituting the primary market for the Stock, as reported in The Wall Street Journal, the OTC or such other source as the Company deems reliable. If the relevant date does not fall on a day on which the Stock has traded over the counter or on such securities exchange or market system, the date on which the Fair Market Value shall be established shall be the last day on which the Stock was so traded prior to the relevant date, or such other appropriate day as shall be determined by the Committee, in its discretion.

(ii) If, on such date, the Stock is not listed on a national or regional securities exchange, market system or OTC, the Fair Market Value of a share of Stock shall be as determined by the Committee in good faith without regard to any restriction other than a restriction which, by its terms, will never lapse, and subject to the applicable requirements, if any, of Section 409A of the Code.

(q) “Incumbent Director” means a director who either (i) is a member of the Board as of the Effective Date or (ii) is elected, or nominated for election, to the Board with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination, but who was not elected or nominated in connection with an actual or threatened proxy contest relating to the election of directors of the Company.

(r) “Insider” means an Officer, a Director of the Company or other person whose transactions in Stock are subject to Section 16 of the Exchange Act.

(s) “Insider Trading Policy” means the written policy of the Company pertaining to the purchase, sale, transfer or other disposition of the Company’s equity securities by Directors, Officers, Employees or other service providers who may possess material, nonpublic information regarding the Company or its securities.

(t) “Officer” means any person designated by the Board as an officer of the Company.

(u) “Ownership Change Event” means the occurrence of any of the following with respect to the Company: (i) the direct or indirect sale or exchange in a single or series of related transactions by the stockholders of the Company of more than fifty percent (50%) of the voting stock of the Company; (ii) a merger or consolidation in which the Company is a party; or (iii) the sale, exchange, or transfer of all or substantially all of the assets of the Company (other than a sale, exchange or transfer to one or more subsidiaries of the Company).

(v) “Parent Corporation” means any present or future “parent corporation” of the Company, as defined in Section 424(e) of the Code.

(w) “Participant” means any eligible person who has been granted one or more Awards.

(x) “Restricted Stock Award” means an Award granted to a Participant pursuant to Section 5 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.

(y) “Restricted Stock Unit” means a right granted to a Participant pursuant to Section 6 to receive a share of Stock on a date determined in accordance with the provisions of such Section and the Participant’s Award Agreement.

(z) “Rule 16b-3” means Rule 16b-3 under the Exchange Act, as amended from time to time, or any successor rule or regulation.

(aa) “Section 409A” means Section 409A of the Code.

(bb) “Securities Act” means the Securities Act of 1933, as amended.

(cc) “Service” means a Participant’s employment or service with the Company, whether in the capacity of an Employee, a Director or a Consultant. A Participant’s Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders Service to the Company, provided that there is no interruption or termination of the Participant’s Service. Furthermore, a Participant’s Service shall not be deemed to have terminated if the Participant takes any military leave, sick leave, or other bona fide leave of absence approved by the Company. However, if any such leave taken by a Participant exceeds ninety (90) days, then on the ninety-first (91st) day following the commencement of such leave the Participant’s Service shall be deemed to have terminated, unless the Participant’s right to return to Service is guaranteed by statute or contract. Notwithstanding the foregoing, unless otherwise designated by the Company or required by law, a leave of absence shall not be treated as Service for purposes of determining vesting under the Participant’s Award Agreement. A Participant’s Service shall be deemed to have terminated either upon an actual termination of Service. Subject to the foregoing, the Company, in its discretion, shall determine whether the Participant’s Service has terminated and the effective date of and reason for such termination.

(dd) “Stock” means the common stock of the Company, as adjusted from time to time in accordance with Section 3.3.

(ee) “Stock Bonus” means an award of Stock, or cash in lieu of Stock, pursuant to Section 7.

(ff) “Subsidiary Corporation” means any present or future “subsidiary corporation” of the Company, as defined in Section 424(f) of the Code.

(gg) “Unrestricted Stock” means an Award of Stock not subject to restrictions described in Section 5 herein.

(hh) “Vesting Conditions” mean those conditions established in accordance with the Plan prior to the satisfaction of which shares subject to an Award remain subject to forfeiture or a repurchase option in favor of the Company exercisable for the Participant’s monetary purchase price, if any, for such shares upon the Participant’s termination of Service.

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

- or -

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time (8:59 P.M. Pacific Time) the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

- or -

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M63680-P44156 — KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. — DETACH AND RETURN THIS PORTION ONLY

ITEX CORPORATION

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

Nominees

01) Eric Best
02) Kevin Callan
03) Timothy R. Morones
04) John Wade
05) Steven White

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

The Board of Directors recommends a vote FOR proposal 2.

The Board of Directors recommends you vote 1 year for proposal 3.

The Board of Directors recommends a vote FOR proposal 4.

	For	Against	Abstain
4. Approve the 2014 Equity Incentive Plan.	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 5.

	For	Against	Abstain
5. Approve an extension of the Stockholder Rights Plan.	☐	☐	☐

The Board of Directors recommends a vote FOR proposal 6.

NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournment or continuation thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Electronic Voting Alternatives

Are you voting electronically? This year? Next year?

Although you received your proxy materials by mail this year, you can still vote the shares conveniently by telephone or by the Internet. Please see the reverse side for instructions.

Additionally, you can choose to receive next year's proxy materials (Form 10-K, proxy statement, and voting form) electronically via e-mail. If you wish to accept this offer, you will need to provide your e-mail address and the last 4 digits of your Social Security number before you click the final submission button as you cast your vote this year on the Internet at http://www.proxyvote.com. By choosing to become one of ITEX's electronic recipients, you help support ITEX in its efforts to reduce printing and postage costs and conserve natural resources.

If you choose the option of electronic delivery of proxy materials and voting via the Internet, you will receive an e-mail before the next annual stockholders' meeting, notifying you of the website containing both the proxy statement and Form 10-K to be viewed before casting your vote at http://www.proxyvote.com.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

M63681-P44156

ITEX CORPORATION
Annual Meeting of Shareholders
December 13, 2013 10:00 A.M.
This proxy is solicited by the Board of Directors

The undersigned stockholder hereby appoints STEVEN WHITE, Chief Executive Officer, and JOHN WADE, Chief Financial Officer and Corporate Secretary, or each of them, as proxies, each with the power of substitution, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of ITEX CORPORATION that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 A.M., Pacific Time on December 13, 2013, at 3326 160th Ave SE, Suite 100, Bellevue, WA 98008, and any adjournment or postponement thereof, and confers discretionary authority upon each such proxy to vote upon any other matter properly brought before the meeting.

Please specify your choice by marking the appropriate boxes on the reverse side of this proxy. The shares represented by this proxy will be voted as you designate on the reverse side. If no such designation is made, this proxy will be voted in accordance with the Board of Directors' recommendations (i.e., FOR the election of the five director nominees named in Item 1, FOR a 1-year frequency in Item 3, and FOR Items 2, 4, 5 and 6.

Continued and to be signed on reverse side